                              State of Delaware

                       Office of the Secretary of State

                       -------------------------------


        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "AGCO CORPORATION", FILED IN THIS OFFICE ON THE EIGHTH DAY OF MAY, A.D. 1996, AT 10 O'CLOCK A.M.

        A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.


                                        /s/ Edward J. Freel
                                        -------------------------------------
                                        Edward J. Freel, Secretary of State

2260741  8100              [SEAL]       AUTHENTICATION:  7938530
960133607                               DATE:  05-08-96

                           CERTIFICATE OF AMENDMENT
                                      OF

                         CERTIFICATE OF INCORPORATION
                                      OF

                               AGCO CORPORATION


        AGCO CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation") hereby certifies:

        FIRST: That the Board of Directors of the Corporation duly adopted the following resolution proposing and declaring advisable an amendment to the Certificate of Incorporation of the Corporation increasing the number of authorized shares of Common Stock, par value $.01 per share, of the Corporation from Seventy-Five Million (75,000,000) to One Hundred and Fifty Million (150,000,000):

                "RESOLVED, that the Company amend its Certificate of Incorporation by deleting in its entirety the first paragraph of the Fourth Article of the Certificate of Incorporation and substituting in lieu thereof the following:

                4. The total number of shares of all classes of stock which the corporation is authorized to issue is 151,000,000, of which 1,000,000 shares, having a par value of $.01 per share, will be preferred stock and 150,000,000 shares, having a par value of $.01 per share will be common stock.

        SECOND: That the amendment has been adopted by an affirmative vote of a majority of the stockholders of the Corporation in accordance with the provision of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, the Corporation has caused its duly authorized officers to execute this Certificate as of this 29th day of April, 1996.

                                        AGCO CORPORATION


                                        By:     /s/ Allen W. Ritchie
                                                --------------------
                                                Allen W. Ritchie
                                                President

                                        Attest: /s/ Michael F. Swick
                                                --------------------
                                                Michael F. Swick
                                                Secretary

                                                                        PAGE 1
                               State of Delaware

                        Office of the Secretary of State

                                ---------------

        I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "AGCO CORPORATION", FILED IN THIS OFFICE ON THE THIRD DAY OF MAY, A.D. 1994, AT 3:15 O'CLOCK P.M.


                                   /S/ WILLIAM T. QUILLEN
                                       --------------------------------------
                                       William T. Quillen, Secretary of State

2260741 8100                           AUTHENTICATION:                7159110

944114283                                        DATE:               06-23-94

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                AGCO CORPORATION

        AGCO CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation") hereby certifies:

        FIRST: That the Board of Directors of the Corporation duly adopted the following resolution proposing and declaring advisable an amendment to the Certificate of Incorporation of the Corporation increasing the number of authorized shares of Common Stock, par value $.01 per share, of the Company from Twenty Million (20,000,000) to Seventy-Five Million (75,000,000):

                "RESOLVED, that the Company amend its Certificate of Incorporation. . . by deleting in its entirety the first paragraph of the Fourth Article of the Certificate of Incorporation and substituting in lieu thereof the following:

                        4. The total number of shares of all classes of stock which the corporation is authorized to issue is 76,000,000 shares; of which 1,000,000 shares, having a par value of $.01 per share, will be preferred stock and 75,000,000 shares, having a par value of $.01 per share will be common stock."

        SECOND: That the amendment has been adopted by an affirmative vote of a majority of the shareholders of the Corporation in accordance with the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, the Corporation has caused its duly authorized officers to execute this Certificate as of this 3rd day of May, 1994.


                                     AGCO CORPORATION


                                     By:      /s/  MICHAEL F. SWICK
                                         -------------------------------
                                         Michael F. Swick,
                                           Vice President


                                 Attest:    /s/  LYNNETTE D. SCHOENFELD
                                         --------------------------------
                                         Lynnette D. Schoenfeld,
                                           Assistant Secretary

                                                                        PAGE 1
                               State of Delaware

                        Office of the Secretary of State

                                ---------------

        I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "AGCO CORPORATION", FILED IN THIS OFFICE ON THE THIRD DAY OF MAY, A.D. 1994, AT 9 O'CLOCK A.M.

                                 /S/ WILLIAM T. QUILLEN
                                     --------------------------------------
                                     William T. Quillen, Secretary of State

2260741 8100                         AUTHENTICATION:                7159282

944114300                                      DATE:               06-23-94

                          CERTIFICATE OF DESIGNATIONS

                                       OF

                       JUNIOR CUMULATIVE PREFERRED STOCK
                                ($.01 Par Value)

                                       OF

                                AGCO CORPORATION

                                ---------------

           Pursuant to Section 151(g) of the General Corporation Law
                            of the State of Delaware

                                ---------------

        The undersigned duly authorized officers of AGCO Corporation, a Delaware corporation (the "Corporation"), DO HEREBY CERTIFY that the following resolution was duly adopted on January 26, 1994, by the Board of Directors of the Corporation pursuant to authority conferred on the Board of Directors by the provisions of the Certificate of Incorporation of the Corporation (as amended) and in accordance with the provisions of the Delaware General Corporation Law, creating a series of its Preferred Stock, par value $0.01 per share, designated as the Junior Cumulative Preferred Stock:

        RESOLVED that, pursuant to the authority conferred upon the Board of Directors of AGCO Corporation (the "Corporation") by the Corporation's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), there is hereby established a series of the authorized preferred stock of the Corporation having a par value of $.01 per share, which series shall be designated as "Junior Cumulative Preferred Stock," shall consist of three hundred thousand (300,000) shares and shall have the following designations, preferences, limitations and relative rights:

                1. Certain Definitions. Unless the context otherwise requires, the terms defined in this Paragraph 1 shall have, for all purposes of this resolution, the meanings herein specified:

                (a) "Board of Directors" shall mean the Board of Directors of the Corporation and, to the extent permitted by law, any committee of the Board of Directors authorized to exercise the powers of the Board of Directors.

                (b) "Common Stock" shall mean the common stock, par value $.01 per share, of the Corporation, which term shall include, where appropriate, in the case of a reclassification, recapitalization or other changes in such Common Stock, or in the case of a consolidation or merger of this Corporation with or into another corporation, such consideration to which a holder of a share of Common Stock would have been entitled upon the occurrence of such event.

                (c) "Junior Preferred Stock" shall mean the three hundred thousand (300,000) shares of Junior Cumulative Preferred Stock, par value $.01 per share, of the Corporation.

                (d) "Convertible Exchangeable Preferred Stock" shall mean the $16.25 Cumulative Convertible Exchangeable Preferred Stock, par value $.01 per share, of the Corporation.

                (e) "Junior Stock" shall mean the Common Stock and any other class or series of stock of the Corporation not entitled to receive any dividends unless all dividends required to have been paid or declared and set apart for payment on the Junior Preferred Stock and any Parity Stock shall have been so paid or declared and set apart for payment and, for purposes of Paragraph 3 below, shall mean any class or series of stock of the Corporation not entitled to receive any assets upon liquidation, dissolution or winding up of the affairs of the Corporation until the Junior Preferred Stock and any Parity Stock shall have received the entire amount to which such stock is entitled upon such liquidation, dissolution or winding up.

                (f) "Parity Stock" shall mean any class or series of stock of the Corporation entitled to receive payment of dividends on a parity with the Junior Preferred Stock or entitled to receive assets upon liquidation, dissolution or winding up of the affairs of the Corporation on a parity with the Junior Preferred Stock.

                (g)  "Rights Declaration Date" shall mean April 27, 1994.

                (h) "Semiannual Dividend Payment Date" shall mean the first day of March and September in each year.

          (i)  "Senior Stock" shall mean the Convertible Exchangeable
     Preferred Stock and any class or series of stock of the Corporation ranking senior to the Junior Preferred Stock and to any Parity Stock in respect of the right to receive dividends or in respect of the right to participate in any distribution upon liquidation, dissolution or winding up of the affairs of the Corporation.

          2. Dividend and Distributions. (A) Subject to the prior preferences and other rights of any Senior Stock, the holders of shares of Junior Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available therefor, semiannual dividends payable in cash at the rate hereinafter fixed in this Paragraph 2 on each Semiannual Dividend Payment Date, commencing on the first Semiannual Dividend Payment Date after the first issuance of any shares or fractions of a share of Junior Preferred Stock. Semiannual dividends on the Junior Preferred Stock shall be payable to holders of record of the Junior Preferred Stock on the respective date not exceeding 50 days preceding such Semiannual Dividend Payment Date as shall be fixed for this purpose by the Board of Directors, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $.05 or (ii) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Semiannual Dividend Payment Date, or, with respect to the first Semiannual Dividend Payment Date, since the first issuance of any share or fraction of a share of Junior Preferred Stock. In the event the Corporation shall at any time after the Rights Declaration Date (a) declare any dividend on Common Stock payable in shares of Common Stock, (b) subdivide the outstanding Common Stock, or (c) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Junior Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                (B) No dividend or other distribution may be declared or paid on the Common Stock (other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock) unless, coincidentally with the declaration of such dividend or such other distribution, the dividend payable on the Junior Preferred Stock pursuant to clause (ii) of subparagraph (A) above is declared and the consideration sufficient for the payment thereof set apart from funds legally available therefor so as to be available then and on the next Semiannual Dividend Payment Date for the payment in full thereof and for no other purpose. In the event no dividend or distribution shall have been declared on the Common Stock during the period between any Semiannual Dividend Payment Date and the next subsequent Semiannual Dividend Payment Date, a dividend of $.05 per share on the Junior Preferred Stock shall nevertheless be payable on such subsequent Semiannual Dividend Payment Date.

                (C) Dividends on each outstanding share of Junior Preferred Stock shall begin to accrue and be cumulative from the Semiannual Dividend Payment Date next following the respective date of issuance of such share unless the date of such issuance is a Semiannual Dividend Payment Date, in which case dividends shall accrue and be cumulative from the date of issuance.

                (D) The holders of shares of the Junior Preferred Stock shall not be entitled to receive any dividends thereon other than the cash dividends specified in this Paragraph 2. Unpaid dividends shall be cumulative and shall accrue, whether or not declared by the Board of Directors, until the date such dividends are paid. Accrued but unpaid dividends on the Junior Preferred Stock shall not bear interest. Dividends on account of arrears for any past dividend periods may be declared and paid at any time, without reference to any Semiannual Dividend Payment Date, to holders of record of the Junior Preferred Stock on such date, not more than 50 days preceding the payment date thereof, as may be fixed by the Board of Directors.

                (E) So long as any shares of Junior Preferred Stock shall be outstanding, the Corporation shall not declare or pay on any Junior Stock any dividend in cash or property of any sort, nor shall the Corporation make any distribution on any Junior Stock, or set aside any assets for any such purposes, nor shall any Junior Stock be purchased, redeemed or otherwise acquired by the Corporation or any of its subsidiaries, nor shall any monies be paid, set aside for payment or made available for a sinking fund for the purchase or redemption of any Junior Stock, unless and until all dividends to which the holders of the Junior Preferred Stock and any Parity Stock shall have been entitled for all current and all previous dividend periods shall have been paid or declared and the consideration sufficient for the payment thereof set apart so as to be available for the payment thereof and for no other purpose; provided, however, that nothing contained in this subparagraph (E) shall prevent the payment of dividends solely in Junior Stock or the repurchase, redemption or other acquisition solely through the issuance of Junior Stock.

                3. Distributions Upon Liquidation, Dissolution or Winding Up. Subject to the prior payment in full of the preferential amounts to which any Senior Stock is entitled, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of shares of the Junior Preferred Stock shall be entitled to receive from the assets of the Corporation available for distribution to the shareholders the sum of $200 per share, together with the amount of all cumulative dividends accrued and unpaid thereon to and including the date of such liquidation, dissolution or winding up, before any payment or distribution shall be made to the holders of any Junior Stock of the Corporation, which payment shall be made pari passu to any such payment made to the holders, if any, of any Parity Stock. The holders of the Junior Preferred Stock shall be entitled to no other or further distribution of or participation in any remaining assets of the Corporation after receiving the liquidation price described above. If, upon distribution of the Corporation's assets in liquidation, dissolution or winding up, the assets of the Corporation to be distributed among the holders of the Junior Preferred Stock and to all holders of any Parity Stock shall be insufficient to permit payment in full to such holders of the preferential amounts to which they are entitled, then the entire assets of the Corporation to be distributed to holders of the Junior Preferred Stock and such Parity Stock shall be distributed pro rata to such holders based upon the aggregate of the full preferential amounts to which the shares of Junior Preferred Stock and such Parity Stock would otherwise respectively be entitled. Neither the consolidation or merger of the Corporation with or into any other corporation or corporations nor the sale, transfer, or lease of all or substantially all the assets of the Corporation shall itself be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Paragraph 3.

                        4. Voting Rights. (A) Except as otherwise expressly provided in this Paragraph 4 or as otherwise required by law, the holders of shares of Junior Preferred Stock shall vote together with the holders of the Common Stock (and the holders of any other class or series of the Corporation's stock entitled to vote with the holders of the Common Stock) as a single class for the election of directors and on all other matters coming before any meeting of the shareholders of the Corporation or otherwise to be acted upon by the shareholders of the Corporation, subject to any voting rights granted or which may be granted to holders of any other class or series of the preferred stock of the Corporation. Each share of Junior Preferred Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the shareholders of the Corporation.

                        (B) In addition to the voting rights set forth above, if and when dividends payable on the Junior Preferred Stock shall be in arrears in an amount equivalent to or exceeding three (3) full semiannual dividends thereon, whether or not consecutive, the holders of shares of the Junior Preferred Stock, voting separately as a class, shall be entitled to elect two directors to the Board of Directors. Directors so elected shall thereupon become additional directors of the Corporation and the authorized number of directors of the Corporation shall thereupon be automatically increased by such number. During such times that the holders of the Junior Preferred Stock, voting as a class, shall be entitled to elect such additional directors as provided herein, the holders of the Junior Preferred Stock shall not be entitled to participate in the election of any other directors with the holders of shares of the Common Stock or any other class or classes of stock who are entitled to vote for the election of directors.

                        Such right of the holders of shares of the Junior Preferred Stock who are entitled to vote in such manner to elect such additional directors may be exercised until all dividends in default on the Junior Preferred Stock shall have been paid or declared and the consideration sufficient for the payment in full thereof set apart so as to be available for the payment thereof and for no other purpose; when said dividends shall have been so paid or declared and set apart, such right to elect two directors shall terminate, subject to the vesting of such voting rights in the event of any such future default or defaults in the payment of dividends. Whenever the holders of shares of the Junior Preferred Stock who are entitled to vote in such manner shall be divested of such voting rights by reason of the payment or the declaration and setting apart of consideration sufficient for the payment in full of the dividends then in default, the terms of office of the directors elected as such by the holders of shares of the Junior Preferred Stock shall forthwith terminate and the number of the directors of the Corporation shall be reduced correspondingly.

                        At any time after such voting rights shall so have
               vested in the holders of shares of the Junior Preferred Stock who are entitled to vote in such manner, the Secretary of the Corporation may, and upon the written request of the holders of record of not less than 75% of the outstanding shares of Junior Preferred Stock, addressed to him at the principal office of the Corporation, shall, call a special meeting of the holders of shares of the Junior Preferred Stock who are entitled to vote in such manner for the election of the directors to be elected by them, such meeting to be held within 10 days after the earlier of such call or the delivery of such request and at the place and upon the notice provided by the By-laws of the Corporation for the holding of meetings of shareholders, except that the Secretary of the Corporation shall not be required to call such a special meeting if the request for such call is received less than 45 days prior to the date fixed for the next annual meeting of shareholders.

               5. Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Junior Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Junior Preferred Stock shall be adjusted by multiplying such amount (as such amount may have been previously adjusted by reason of the prior occurrence(s) of any such events)) by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                        6. Reacquired Shares. Any shares of Junior Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock to be created by amendment of the Certificate of Incorporation adopted by resolution of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

                        7. Preemptive Rights. The holders of shares of the Junior Preferred Stock shall not have any preemptive right to subscribe for or purchase any shares of stock or any other securities which may be issued by the Corporation.

                        8. No Redemption. The shares of Junior Preferred Stock shall not be redeemable.

                        9.  Amendment.  Without the consent of the
              holders of at least 75% of the shares of Junior Preferred
              Stock at the time outstanding, either in writing or by vote at a meeting called for that purpose at which the holders of the Junior Preferred Stock shall vote as a class, neither the Certificate of Incorporation nor any resolution of the Board of Directors establishing and designating a series of preferred stock and determining the relative rights and preferences thereof shall be changed so as to alter in an adverse manner the designations, preferences, limitations and rights of holders of the Junior Preferred Stock.

                        10. Fractional Shares. The Junior Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Junior Preferred Stock.

                        11. EXCLUSION of OTHER RIGHTS. Except as may otherwise be required by law, the shares of Junior

    Preferred Stock shall not have any designations, preferences, limitations or relative rights, other than those specifically set forth in the Certificate of Incorporation.

        12. Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

        13. Severability of Provisions. If any right, preference or limitation of the Junior Preferred Stock set forth in this resolution (as such resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this Paragraph (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

        IN WITNESS WHEREOF, this Certificate has been signed by Michael F. Swick and attested to by Lynette D. Schoenfeld, of the Corporation, all as of the 2 day of May, 1994.

                                        AGCO CORPORATION


                                        By: /s/ Michael F. Swick
                                           -------------------------
                                           Michael F. Swick
                                           Vice President


Attest:


By: /s/ Lynette D. Schoenfeld
   -----------------------------
   Lynette D. Schoenfeld
   Assistant Secretary

                              STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------

        I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CORRECTION OF "AGCO CORPORATION", FILED IN THIS OFFICE ON THE SECOND DAY OF SEPTEMBER, A.D. 1993, AT 10 O'CLOCK A.M.


                                        /s/ William T. Quillen
                                        ---------------------------------------
                                        William T. Quillen, Secretary of State

2260741  8100                           AUTHENTICATION:  7159109
944114283                                         DATE:  06-23-94

                         CERTIFICATE OF CORRECTION TO
                       CERTIFICATE OF AMENDMENT OF THE
                       CERTIFICATE OF INCORPORATION OF
                   AGCO CORPORATION FILED IN THE OFFICE OF
                      THE SECRETARY OF STATE OF DELAWARE
               ON MARCH 19, 1992 AND RECORDED IN THE OFFICE OF
            THE RECORDER OF DEEDS FOR NEW CASTLE COUNTY, DELAWARE


         AGCO Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

         DOES HEREBY CERTIFY:

         1.  The name of the corporation is AGCO Corporation.

         2. A Certificate of Amendment of the Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on March 19, 1992, and recorded in the office of the Recorder of Deeds of New Castle County, Delaware, and said certificate requires correction as permitted by subsection
(f) of Section 103 of The General Corporation Law of the State of Delaware.

         3. The inaccuracy of said Certificate of Amendment is that said Certificate omitted the following language which should have been contained at the end of the paragraph headed "First" thereof:

         Upon the effectiveness of the Registration Statement on Form
         S-1, File No. 33-60978, relating to Common Stock of the Corporation, each common share of the Corporation, par value $.01 per share, shall be reclassified into 3,434 common shares of the Corporation, par value $.01 per share, without any action by the holders thereof.

         IN WITNESS WHEREOF, this Certificate has been made under the seal of the Corporation and has been signed by the undersigned, Robert J. Ratliff and Michael F. Swick, President and Secretary, respectively, of the Corporation, this 1st day of September, 1993.


(CORPORATE SEAL)                        /s/ Robert J. Ratliff
                                     ----------------------------
                                        Robert J. Ratliff
                                        President

ATTEST:


/s/ Michael F. Swick
- --------------------------
Michael F. Swick
Secretary

                              State of Delaware


                       Office of the Secretary of State

                               ---------------

        I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "AGCO CORPORATION", FILED IN THIS OFFICE ON THE FOURTEENTH DAY OF MAY, A.D. 1993, AT 11:45 O'CLOCK A.M.


                                         /s/ William T. Quillen
                                         --------------------------------------
                                         William T. Quillen, Secretary of State

2260741  8100                            AUTHENTICATION:  7159108

944114283                                          DATE:  06-23-94

                         CERTIFICATE OF DESIGNATIONS

                                      OF

          $16.25 CUMULATIVE CONVERTIBLE EXCHANGEABLE PREFERRED STOCK
                               ($.01 Par Value)

                                      OF

                               AGCO CORPORATION

                               ---------------

          Pursuant to Section 151(g) of the General Corporation Law
                           of the State of Delaware

                               ---------------


        The undersigned duly authorized officers of AGCO Corporation, a Delaware corporation (the "Corporation"), DO HEREBY CERTIFY that the following resolution was duly adopted on April 8, 1993, by the Board of Directors of the Corporation pursuant to authority conferred on the Board of Directors by the provisions of the Certificate of Incorporation of the Corporation (as amended) and in accordance with the provisions of the Delaware General Corporation Law, with certain of the designations and the preferences, rights and other terms (but excluding voting rights) relating to dividends, redemption, dissolution, any distribution of assets of the Corporation and the conversion into, the exchange for, shares of another class of securities of the Corporation and certain wording in the following resolution having been fixed by the Executive Committee of the Board of Directors on May 11, 1993, pursuant to authority delegated to it by the Board of Directors:

        RESOLVED, that, pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), 368,000 of the authorized shares of preferred stock of the Corporation, par value $.01 per share (the "Preferred Stock"), are hereby designated "$16.25 Cumulative Convertible Exchangeable

Preferred Stock", of which the voting powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, shall be as follows:

     1. Number of Shares and Designation. 368,000 shares of the preferred stock, par value $.01 per share, of the Corporation are hereby constituted as a series of the preferred stock designated as $16.25 Cumulative Convertible Exchangeable Preferred Stock (the "Convertible Exchangeable Preferred Stock").

     2. Definitions. For purposes of the Convertible Exchangeable Preferred Stock, the following terms shall have the meanings indicated:

         "Board of Directors" shall mean the board of directors of the Corporation or any committee authorized by such Board of Directors to perform any of its responsibilities with respect to the Convertible Exchangeable Preferred Stock.

         "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close.

         "Closing Price" of the Common Stock on any day shall mean on such day the reported last sales price, regular way, for the Common Stock or, in case no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, for the Common Stock in either case as reported on the New York Stock Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading on any national securities exchange, on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ National Market System") or, if the Common Stock is not quoted on the NASDAQ National Market System, the average of the closing bid and asked prices for the Common Stock on such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for the Common Stock on each such date shall not have been reported by NASDAQ, the average of bid and asked prices of the Common Stock for such day as furnished by any New York Stock Exchange member firm regularly making a market in the Common Stock selected for such purpose by the Board of Directors or, if no such quotations are available, the fair market value of the Common Stock furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose.

         "Common Stock" shall mean the Common Stock of the corporation, par value $.01 per share.

         "Conversion Price" shall mean the conversion price per share of Common Stock into which the Convertible Exchangeable Preferred Stock is convertible, as such Conversion Price may be adjusted pursuant to Section 7 hereof. The initial Conversion Price will be $19.

         "Corporate Change" shall have the meaning set forth in Section 8 hereof.

         "Current Market Price" per share of Common Stock on any date shall mean the average of the daily Closing Prices for the 30 consecutive Trading Dates commencing 45 Trading Dates before the date of determination.

         "dividend payment date" shall have the meaning set forth in paragraph (a) of Section 3 hereof.

         "dividend payment record date" shall have the meaning set forth in paragraph (a) of Section 3 hereof

         "Dividend Periods" shall mean quarterly dividend periods commencing on the first day of March, June, September and December of each year and ending on and including the day preceding the first day of the next succeeding Dividend Period (other than the initial Dividend Period which shall commence on the Issue Date and end on and include August 31, 1993).

         "Issue Date" shall mean the first date on which shares of Convertible Exchangeable Preferred Stock are issued.

         "Ownership Change" shall have the meaning set forth in Section 8 hereof.


         "Person" shall mean any individual, firm, partnership, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

         "Securities" shall have the meaning set forth in paragraph (d)(iii) of Section 7 hereof.

         "Trading Date" with respect to Common Stock means (i) if the Common Stock is listed or admitted for trading on the New York Stock Exchange or another national securities exchange, a day on which the New York Stock Exchange or such other national securities exchange is open for business,
     (ii) if the Common Stock is quoted on the NASDAQ National Market System, or a any similar system of automated dissemination of quotations of securities prices, a day on which trades may be made on such system,
     (iii) if not quoted as described in clause (ii), days on which quotations are reported by the National Quotation Bureau Incorporated or (iv) otherwise, any Business Day.

         "Transaction" shall have the meaning set forth in paragraph (e) of
     Section 7 hereof.

         "Transfer Agent" means Chemical Bank or such other agent or agents of the Corporation as may be designated by the Board of Directors as the transfer agent for the Convertible Exchangeable Preferred Stock.

     3. Dividends. (a) The holders of shares of the Convertible Exchangeable Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available therefor, cumulative cash dividends at an annual rate of 6-1/2% of the liquidation preference per share (an amount equivalent to $16.25 per annum per share) of Convertible Exchangeable Preferred Stock. Such dividends shall be cumulative from the Issue Date, whether or not in any Dividend Period or Periods there shall be funds of the Corporation legally available for the payment of such dividends and whether or not such dividends are declared, and shall be payable quarterly, when, as and if declared by the Board of Directors, on March 1, June 1, September 1, and December l in each year (each a "dividend payment date"), commencing on September 1, 1993. If September 1, 1993 or any other dividend payment date shall be on a day other than a Business Day, then the dividend payment date shall be on the next succeeding Business Day. Each such dividend shall be payable in arrears to the holders of record of shares of the Convertible Exchangeable Preferred Stock, as they appear on the stock records of the Corporation at the close of business on those dates (each such date, a "dividend payment record date"), not less than 10 days nor more than 60 days preceding the dividend payment dates thereof, as shall be fixed by the Board of Directors. Dividends on the Convertible Exchangeable Preferred Stock shall accrue (whether or not declared) on a dally basis from the Issue Date and accrued dividends for each Dividend Period shall accumulate to the extent not paid on the dividend payment date first following the Dividend Period for which they accrue. As used herein, the term "accrued" with respect to dividends includes both accrued and accumulated dividends. Accrued and unpaid dividends for any past Dividend Periods may be declared and paid at any time, without reference to any regular dividend payment date, to holders of record on such date, not exceeding 45 days preceding the payment date thereof, as may be fixed by the Board of Directors.

     (b) The amount of dividends payable for each full Dividend Period for the Convertible Exchangeable Preferred Stock shall be computed by dividing the annual dividend rate by four (rounded down to the nearest cent). The amount of dividends payable for the initial Dividend Period on the Convertible Exchangeable Preferred Stock, or any other period shorter or longer than a full Dividend Period on the Convertible Exchangeable Preferred Stock shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Holders of shares of Convertible Exchangeable Preferred Stock called for redemption on a redemption date falling between the close of business on a dividend payment record date and the opening of business on the corresponding dividend payment date shall, in lieu of receiving such dividend on the dividend payment date fixed therefor, receive such dividend payment together with all other accrued and unpaid dividends on the date fixed for redemption (unless such holder converts such shares in accordance with Section 7 hereof). Holders of shares of Convertible Exchangeable Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or securities, in excess of cumulative dividends, as herein provided, on the Convertible Exchangeable Preferred Stock. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Convertible Exchangeable Preferred Stock which be in arrears.

     (c) So long as any shares of the Convertible Exchangeable Preferred Stock are outstanding, no dividends, except as described in the next succeeding sentence, shall be declared or paid or set apart for payment on any class or series of stock of the Corporation ranking, as to dividends, on a parity with the Convertible Exchangeable Preferred Stock, for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Convertible Exchangeable Preferred Stock for all Dividend Periods terminating on or prior to the date of payment, or setting apart for payment, of such full cumulative dividends on such parity stock. When dividends are not paid in full or a sum sufficient for such payment is not set apart, as aforesaid, upon the shares of the Convertible Exchangeable Preferred Stock and any other class or series of stock ranking on a parity as to dividends with the Convertible Exchangeable Preferred Stock, all dividends declared upon shares of the Convertible Exchangeable Preferred Stock and all dividends declared upon such other stock shall be declared pro rata so that the amounts of dividends per share declared on the Convertible Exchangeable Preferred Stock and such other stock shall in all cases bear to each other the same ratio that accrued dividends per share on the shares of the Convertible Exchangeable Preferred Stock and on such other stock bear to each other.

     (d) So long as any shares of the Convertible Exchangeable Preferred Stock are outstanding, no other stock of the Corporation ranking on a parity with the Convertible Exchangeable Preferred Stock as to dividends or upon liquidation, dissolution or winding up shall be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund or otherwise for the purchase or redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to the Convertible Exchangeable Preferred Stock as to dividends and upon liquidation, dissolution or winding up) unless (i) the full cumulative dividends, if any, accrued on all outstanding shares of the Convertible Exchangeable Preferred Stock shall have been paid or set apart for payment for all past Dividend Periods and (11) sufficient funds shall have been set apart for the payment of the dividend for the current Dividend Period with respect to the Convertible Exchangeable Preferred Stock.

     (e) So long as any shares of the Convertible Exchangeable Preferred Stock are outstanding, no dividends (other than dividends or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock or other stock ranking junior to the Convertible Exchangeable Preferred Stock as to dividends and upon liquidation, dissolution or winding
up) shall be declared or paid or set apart for payment and no other distribution shall be declared or made or set apart for payment, in each case upon the Common Stock or any other stock of the Corporation ranking junior to the Convertible Exchangeable Preferred Stock as to dividends or upon liquidation, dissolution or winding up, nor shall any Common Stock nor any other such stock of the Corporation ranking junior to the Convertible Exchangeable Preferred Stock as to dividends or upon liquidation, dissolution or winding up be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund or otherwise for the purchase or redemption of any shares of any such stock) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to the Convertible Exchangeable Preferred Stock as to dividends and upon liquidation, dissolution or winding up) unless, in each case (i) the full cumulative dividends, if any, accrued on all outstanding shares of the Convertible Exchangeable Preferred Stock and any other stock of the Corporation ranking on a parity with the Convertible Exchangeable Preferred Stock as to dividends shall have been paid or set apart for payment for all past Dividend Periods and all past dividend periods with respect to such other stock and (ii) sufficient funds shall have been set apart for the payment of the dividend for the current Dividend Period with respect to the Convertible Exchangeable Preferred Stock and for the current dividend period with respect to any other stock of the Corporation ranking on a parity with the Convertible Exchangeable Preferred Stock as to dividends.

     4. Liquidation Preference. (a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of Common Stock or any other series or class or classes of stock of the Corporation ranking junior to the Convertible Exchangeable Preferred Stock upon liquidation, dissolution or winding up, the holders of the shares of Convertible Exchangeable Preferred Stock shall be entitled to receive $250 per share plus an amount per share equal to all dividends (whether or not earned or declared) accrued and unpaid thereon to the date of final distribution to such holders; but such holders shall not be entitled to any further payment.
No payment on account of any liquidation, dissolution or winding up of the Corporation shall be made to the holders of any class or series of stock ranking on a parity with the Convertible Exchangeable Preferred Stock in respect of the distribution of assets upon dissolution, liquidation or winding up unless there shall likewise be paid at the same time to the holders of the Convertible Exchangeable Preferred Stock like proportionate amounts determined ratably in proportion to the full amounts to which the holders of all outstanding shares of Convertible Exchangeable Preferred Stock and the holders of all outstanding shares of such parity stock are respectively entitled with respect to such distribution. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the shares of Convertible Exchangeable Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other shares of stock ranking, as to liquidation, dissolution or winding up, on a parity with the Convertible Exchangeable Preferred Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of shares of Convertible Exchangeable Preferred Stock and any such other stock ratably in accordance with the respective amounts which would be payable on such shares of Convertible Exchangeable Preferred Stock and any such other stock if all amounts payable thereon were paid in full. For the purposes of this Section 4,
(i) a consolidation or merger of the Corporation with one or more corporations or other entities, (ii) a sale, lease, exchange or transfer of all or any part of the Corporation assets or (iii) a statutory share exchange shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary.

     (b) Subject to the rights of the holders of shares of any series or class or classes of stock ranking on a parity with or prior to the Convertible Exchangeable Preferred Stock upon liquidation, dissolution or winding up, upon any liquidation, dissolution or winding up of the Corporation, after payment shall have been made in full to the holders of Convertible Exchangeable Preferred Stock, as provided in this Section 4, any other series or class or classes of stock ranking junior to the Convertible Exchangeable Preferred Stock upon liquidation, dissolution or winding up shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of Convertible Exchangeable Preferred Stock shall not be entitled to share therein.

     (c) Written notice of any liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when and the place or places where the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage prepaid, not less than 30 days prior to any payment date stated therein, to the holders of record of the Convertible Exchangeable Preferred Stock at their respective addresses as the same shall appear on the books of the Transfer Agent.

     5. Redemption at the Option of the Corporation. (a) Convertible Exchangeable Preferred Stock may not be redeemed by the corporation prior to June 1, 1996, an or after which the Corporation, at its option, may redeem the shares of Convertible Exchangeable Preferred Stock, in whole or in part, out of funds legally available therefor, at any time or from time to time, subject to the notice provisions and provisions for partial redemption described below, during the twelve-month periods beginning on June 1 in each of the following years at the following redemption prices per share plus an amount equal to accrued and unpaid dividends, if any, to (and including) the date fixed for redemption, whether or not earned or declared.



                                               Redemption
                         Year                  Price
                         ----                  ----------
                         1996                  $261.375
                         1997                  $259.750
                         1998                  $258.125
                         1999                  $256.500
                         2000                  $254.875
                         2001                  $253.250
                         2002                  $251.625
                         2003 and thereafter   $250.000


     (b) In the event the Corporation shall redeem shares of Convertible Exchangeable Preferred Stock, notice of such redemption shall be given by first class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the redemption date, to each holder of record of the shares to be redeemed, at such shareholder's address as the same appears on the stock records of the Corporation. Each such notice shall state: (i) the redemption date; (ii) the number of shares of Convertible Exchangeable Preferred Stock to be redeemed and, if less than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; (v) the then current conversion price; and (vi) that dividends on the shares to be redeemed shall cease to accrue on such redemption date. Notice having been mailed as aforesaid, from and after the redemption date, unless the Corporation shall be in default in providing money for the payment of the redemption price (including any accrued and unpaid dividends to (and including) the date fixed for redemption), (i) dividends on the shares of the Convertible Exchangeable Preferred Stock so called for redemption shall cease to accrue, (ii) said shares shall be deemed no longer outstanding, and (iii) all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the moneys payable upon redemption without interest thereon) shall cease. The Corporation's obligation to provide moneys in accordance with the preceding sentence shall be deemed fulfilled if, on or before the redemption date, the Corporation shall deposit with a bank or trust company having an office in the

Borough of Manhattan, City of New York, and having a capital and surplus of at least $50,000,000, funds necessary for such redemption, in trust for the account of the holders of the shares to be redeemed (and so as to be and continue to be available therefor), with irrevocable instructions and authority to such bank or trust company that such funds be applied to the redemption of the shares of Convertible Exchangeable Preferred Stock so called for redemption. Any interest accrued on such funds shall be paid to the Corporation from time to time. Any funds so deposited and unclaimed at the end of three years from such redemption date shall be released or repaid to the Corporation, after which, subject to any applicable laws relating to escheat or unclaimed property, the holder or holders of such shares of Convertible Exchangeable Preferred Stock so called for redemption shall look only to the Corporation for payment of the redemption price.

     Upon surrender in accordance with said notice of the certificates for any such shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the applicable redemption price aforesaid. If fewer than all the outstanding shares of Convertible Exchangeable Preferred Stock are to be redeemed, shares to be redeemed shall be selected by the Corporation from outstanding shares of Convertible Exchangeable Preferred Stock not previously called for redemption by lot or pro rata (as near as may be) or by any other method determined by the Corporation in its sole discretion to be equitable. If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

     Notwithstanding the foregoing, if notice of redemption has been given pursuant to this Section 5 and any holder of shares of Convertible Exchangeable Preferred Stock shall, prior to the close of business on (i) the redemption date, or (ii) if the Corporation shall so elect and state in the notice of redemption, the date (which date shall be the date fixed for redemption or, an earlier date not less than 30 days after the date of mailing of the redemption notice) on which the Corporation irrevocably deposits with a designated bank or trust company as paying agent, money sufficient to pay, on the redemption date, the redemption price, give written notice to the Corporation pursuant to
Section 7(b) hereof of the conversion of any or all of the shares to be redeemed held by such holder (accompanied by a certificate or certificates for such shares, duly endorsed or assigned to the Corporation), then the conversion of such shares to be redeemed shall become effective as provided in
Section 7.

     6. Shares to be Retired. All shares of Convertible Exchangeable Preferred Stock purchased, redeemed, exchanged or converted by the Corporation shall be retired and canceled and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series and may thereafter be reissued.

     7.  Conversion.  Holders of shares of Convertible Exchangeable
Preferred Stock shall have the right to convert all or a portion of such shares (including fractions of such shares) into shares of Common Stock, as follows:

         (a) Subject to and upon compliance with the provisions of this Section 7, a holder of shares of Convertible Exchangeable Preferred Stock shall have the right, at such holder's option, at any time to convent any of such shares (or fractions thereof) into the number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the aggregate liquidation preference of the shares to be converted by the Conversion Price and by surrender of such shares, such surrender to be made in the manner provided in paragraph (b) of this Section 7; provided, however, that the right to convert shares called for redemption pursuant to Section 5 hereof shall terminate at the close of business and (i) the date fixed for such redemption, or (ii) if the Corporation shall so elect and state in the notice of redemption, the date (which date shall be the date fixed for redemption or an earlier date not less than 30 days after the date of mailing of the redemption notice) on which the Corporation irrevocably deposits with a designated bank or trust company as paying agent, money sufficient to pay, on the redemption date, the redemption price, unless the Corporation shall default in making payment of the amount payable upon such redemption; and provided, however, that the right to convert shares after a written notice of exchange is delivered by the Corporation pursuant to Section 11 hereof shall terminate at the close of business on the date fixed for such exchange, unless the Corporation shall default in making payment of the amount payable upon such exchange. Subject to the following provisions of this Section 7(a), any share of Convertible Exchangeable Preferred Stock may be converted, at the option of its holder, in part into Common Stock under the procedures set forth above. If a part of a share of Convertible Exchangeable Preferred Stock is converted, then the Corporation will convert such share into the appropriate number of shares of Common Stock (subject to paragraph (c) of this Section 7) and issue a fractional share of Convertible Exchangeable Preferred Stock evidencing the remaining interest of such holder.

         (b) In order to exercise the conversion right, the holder of each share of Convertible Exchangeable Preferred Stock (or fraction thereof) to be converted shall surrender the certificate representing such share, duly endorsed or assigned to the Corporation or in blank, at the office of the Transfer Agent in the Borough of Manhattan, City of New York, accompanied by written notice to the Corporation that the holder thereof elects to convert Convertible Exchangeable Preferred Stock or a specified portion thereof. Unless the shares issuable on conversion are to be issued in the same name as the name in which such share of Convertible Exchangeable Preferred Stock is registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder or such holder's duly authorized attorney and an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Corporation demonstrating that such taxes have been paid or are not required to be paid).

         Holders of shares of Convertible Exchangeable Preferred Stock at the close of business an a dividend payment record date shall be entitled to receive the dividend payable on such shares on the corresponding dividend payment date (except that holders of shares called for redemption on a redemption date falling between the close of business on such dividend payment record date and the opening of business on the corresponding dividend payment date shall, in lieu of receiving such dividend on the dividend payment date fixed therefor, receive such dividend payment together with all other accrued and unpaid dividends on the date fixed for redemption, unless such holder converts such shares called for redemption pursuant to the provisions of this Section 7) notwithstanding the conversion thereof following such dividend payment record date and prior to such dividend payment date. However, shares of Convertible Exchangeable Preferred Stock surrendered for conversion during the period between the close of business on any dividend payment record date and the opening of business on the corresponding dividend payment date (except shares called for redemption or exchange on a redemption date or exchange date during such period) must be accompanied by payment of an amount equal to the dividend payment with respect to such shares of Convertible Exchangeable Preferred Stock presented for conversion on such dividend payment date. A holder of shares of Convertible Exchangeable Preferred Stock on a dividend payment record date who (or whose transferee) tenders any such shares for conversion into shares of Common Stock on the corresponding dividend payment date will receive the dividend payable by the Corporation on such shares of Convertible Exchangeable Preferred Stock on such date and the converting holder need not include payment in the amount of such dividend upon surrender of shares of Convertible Exchangeable Preferred Stock for conversion or the dividend payment date. Except as provided above, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on converted shares or for dividends on the shares of Common Stock issued upon such conversion.

         As promptly as practicable after the surrender of certificates for shares of Convertible Exchangeable Preferred Stock as aforesaid, the Corporation shall issue and shall deliver at such office to such holder, or on such holder's written order, a certificate or certificates for the number of shares of Common Stock issuable upon the conversion of such shares in accordance with the provisions of this Section 7, and any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as provided in paragraph (c) of this
     Section 7.

         Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for shares of Convertible Exchangeable Preferred Stock shall have been surrendered and such notice received by the corporation as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date and such conversion shall be at the Conversion Price in effect at such time on such date, unless, the stock transfer books of the Corporation shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such shares shall have been surrendered and such notice received by the Corporation. All shares of Common Stock delivered upon conversion of the Convertible Exchangeable Preferred Stock will upon delivery be duly and validly issued and fully paid and nonassessable.

         (c) In connection with the conversion of any shares of Convertible Exchangeable Preferred Stock, fractions of such shares may be converted; however, no fractional shares or scrip representing fractions of shares of Common Stock shall be issued upon conversion of the Convertible Exchangeable Preferred Stock. Instead of any fractional interest in a share of Common Stock which would otherwise be deliverable upon the conversion of a share of Convertible Exchangeable Preferred Stock (or fraction thereof), the Corporation shall pay to the holder of such share an amount in cash (computed to the nearest cent) equal to the Closing Price of Common Stock on the Trading Date immediately preceding the date of conversion multiplied by the fraction of a share of Common Stock represented by such fractional interest. If more than one share (or fraction thereof) shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Convertible Exchangeable Preferred Stock so surrendered.

         (d) The Conversion Price shall be adjusted from time to time as follows:

                (i) In case the Corporation shall after the Issue Date (A) pay a dividend or make a distribution on its Common Stock in shares of its Common Stock, (B) subdivide or split its outstanding Common
           Stock into a greater number of shares, (C) combine its outstanding Common Stock into a smaller number of shares or (D) issue any shares of capital stock by reclassification of its Common Stock, the Conversion Price in effect immediately prior thereto shall be adjusted so that the holder of any share of Convertible Exchangeable Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock of the Corporation which such holder would have owned or have been entitled to receive after the occurrence of any of the events described above had such share been surrendered for conversion immediately prior to the occurrence of such event or the record date therefor, whichever is earlier. An adjustment made pursuant to this subparagraph (i) shall become effective immediately after the close of business on the record date for determination of stockholders entitled to receive such dividend or distribution in the case of a dividend or distribution (except as provided in paragraph (h) below) and shall become effective immediately after the close of business on the effective date in the case of a subdivision, split, combination or reclassification. Any shares of Common Stock issuable in payment of a dividend shall be deemed to have been issued immediately prior to the close of business on the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock under clauses (ii) and (iii) below.

                (ii) In case the Corporation shall issue after the Issue Date rights or warrants to all holders of Common Stock entitling them (for a period expiring within 45 days after the issuance date) to subscribe for or purchase Common Stock at a price per share less than the Current Market Price per share of Common Stock at the record date for the determination of stockholders entitled to receive such rights or warrants, then the Conversion Price in effect immediately prior thereto shall be adjusted to equal the price determined by multiplying (A) the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by (B) a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants (without giving effect to any such issuance) and (2) the number of shares which the aggregate proceeds from the exercise of such rights or warrants for Common Stock would purchase at such Current Market Price, and the denominator of which shall be the sum of (1) the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants (without giving effect to any such issuance) and (2) the number of additional shares of Common Stock offered for subscription or purchase. Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately after such record date. In determining whether any rights or warrants entitle the holders of Common Stock to subscribe for or purchase shares of Common Stock at less than such Current Market Price, there shall be taken into account any consideration received by the Corporation upon issuance and upon exercise of such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

              (iii) In case the Corporation shall pay a dividend or make a distribution to all holders of its Common Stock after the Issue Date of any shares of capital stock of the Corporation or its subsidiaries (other than Common Stock) or evidences of its indebtedness or assets (excluding cash dividends payable solely in cash that may from time to time be fixed by the Board of Directors, or dividends or distributions in connection with the liquidation, dissolution or winding up of the Corporation) or rights or warrants to subscribe for or purchase any of its securities or those of its subsidiaries (excluding those referred to in subparagraph (ii) above) (any of the foregoing being hereinafter in this subparagraph (iii) called the "Securities"), then in each such case, the Conversion Price shall be adjusted so that it shall equal the price determined by multiplying (A) the Conversion Price in effect on the record date mentioned below by (B) a fraction, the numerator of which shall be the Current Market Price per share of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board of Directors, whose determination shall, if made in good faith, be conclusive) as of such record date of the portion of the capital stock or assets or evidences of indebtedness so distributed or of such rights or warrants applicable to one share of Common Stock, and the denominator of which shall be the Current Market Price per share of the Common Stock on such record date; provided, however, that in the event the then fair market value (as so determined) of the portion of Securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price per share of Common Stock on the record date mentioned above, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of shares of Convertible Exchangeable Preferred Stock shall have the right to receive the amount and kind of Securities such holders would have received had such holder converted each such share of Convertible Exchangeable Preferred Stock immediately prior to the record date for the distribution of the Securities. Such adjustment shall become effective immediately, except as provided in paragraph (h) below, after the record date for the determination of stockholders entitled to receive such distribution.

              (iv) Notwithstanding anything in subparagraphs (ii) and (iii) above, if such rights or warrants shall by their terms provide for an increase or increases with the passage of time or otherwise in the price payable to the Corporation upon the exercise thereof, the Conversion Price upon any such increase becoming effective shall forthwith be readjusted (but to no greater extent than originally adjusted by reason of such issuance or sale) to reflect the same.
         Upon the expiration or termination of such rights or warrants, if any such rights or warrants shall not have been exercised, then the Conversion Price shall forthwith be readjusted and thereafter be the rate which it would have been had an adjustment been made on the basis that (A) the only rights or warrants so issued or sold were those so exercised and they were issued or sold for the consideration actually received by the Corporation upon such exercise plus the consideration, if any, actually received by the Corporation for the granting of all such options, rights or warrants whether or not exercised and (B) the Corporation issued and sold a number of shares of Common Stock equal to those actually issued upon exercise of such rights, and such shares were issued and sold for a consideration equal to the aggregate exercise price in effect under the exercise rights actually exercised at the respective dates of their exercise. For purposes of subparagraphs (ii) and (iii), the aggregate consideration received by the Corporation in connection with the issuance of shares of Common Stock or of rights or warrants shall be deemed to be equal to the sum of the aggregate offering price (before deduction of underwriting discounts or commissions and expenses payable to third parties) of all such securities plus the minimum aggregate amount, if any, payable upon the exercise of such rights or warrants into shares of Common Stock.

              (v) In case the Corporation shall, by dividend or otherwise, at any time distribute to all holders of the Common Stock cash
         (excluding any cash that is distributed as part of a distribution referred to in subparagraph (iii) above or in connection with a transaction to which paragraph (e) of this Section 7 applies) in an aggregate amount that, together with (A) the aggregate amount of any other distributions to all holders of the Common Stock made exclusively in cash within the 12 months preceding the date fixed for the determination of stockholders entitled to such distribution and in respect of which no Conversion Price adjustment pursuant to subparagraph (iii) above or this subparagraph (v) has been made previously and (B) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall, if made in good faith, be conclusive) as of such date of determination of consideration payable in respect of any tender or exchange offer by the Corporation or a Subsidiary for all or any portion of the Common Stock consummated within 12 months preceding such date of determination and in respect of which no Conversion Price adjustment pursuant to subparagraph (vi) below has been made previously, exceeds 12.5% of the product of the Current Market Price per share of Common Stock on such date of determination times the number of shares of Common Stock outstanding on such date, then in each such case the Conversion Price shall be reduced so that it shall equal the price obtained by multiplying the Conversion Price in effect immediately prior to the close of business on such date of determination by a fraction of which the numerator shall be the Current Market Price per share of Common Stock on such date less the amount of cash to be distributed at such time applicable to one share of Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day after such date; provided, however, that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price per share of Common Stock on the record date mentioned above, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of shares of Convertible Exchangeable Preferred Stock shall have the right to receive the amount of cash such holder would have received had such holder converted each such share of Convertible Exchangeable Preferred Stock immediately prior to the record date for such distribution.

              (vi) In case a tender or exchange offer made by the Corporation or any Subsidiary for all or any portion of the Common Stock shall be consummated and such tender or exchange offer shall involve an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall, if made in good faith, be conclusive) as of the last time (the "Expiration Time") that tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that, together with (A) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall, if made in good faith, be conclusive) as of the Expiration Time of the other consideration paid in respect of any other tender or exchange offer by the Corporation or a Subsidiary for all or any portion of the Common Stock consummated within the 12 months preceding the Expiration Time and in respect of which no Conversion Price adjustment pursuant to this subparagraph (iii) has been made previously and (B) the aggregate amount of any distributions to all holders of the Common Stock made exclusively in cash within the 12 months preceding the Expiration Time and in respect of which no Conversion Price adjustment pursuant to subparagraphs (iii) or (v) above has been made previously, exceeds 12.5% of the product of the Current Market Price per share of Common Stock immediately prior to the Expiration Time times the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time, then in each such case the Conversion Price shall be reduced so that it shall equal the price obtained by multiplying the Conversion Price in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be (x) the product of the Current Market Price per share of Common Stock immediately prior to the Expiration Time times the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time minus (y) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders upon consummation of such tender or exchange offer and the denominator shall be the product of (A) such Current Market Price times (B) such number of outstanding shares at the Expiration Time minus the number of shares accepted for payment in such tender or exchange offer (the "Purchased Shares"), such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time;
         provided, however, that if the number of Purchased Shares or the aggregate consideration payable therefor have not been finally determined by such opening of business, the adjustment required by this subparagraph (vi) shall, pending such final determination, be made based upon the preliminarily announced results of such tender or exchange offer, and, after such final determination shall have been made, the adjustment required by this subparagraph (vi) shall be made based upon the number of Purchased Shares and the aggregate consideration payable therefor as so finally determined.

              (vii) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this subparagraph (vii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and provided, however, that any adjustment shall be required and shall be made in accordance with the provisions of this
         Section 7 (other than this subparagraph (vii)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holder of shares of Common Stock. All calculations under this Section 7 shall be made to the nearest cent (with $.005 being rounded upward) or to the nearest 1/100th of a share (with .005 of a share being rounded upward), as the case may be. Anything in this paragraph (d) to the contrary notwithstanding, the Corporation shall be entitled, to the extent permitted by law, to make such reductions in the Conversion Price, in addition to those required by this paragraph (d), as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, distribution of rights or warrants to purchase stock or securities, or a distribution of other assets or any other transaction which could be treated as any of the foregoing transactions pursuant to Section 305 of the Internal Revenue Code of 1986, as amended, hereafter made by the Corporation to its stockholders shall not be taxable for such stockholders.


         (e) In case the Corporation shall be a party to any transaction (including without limitation a merger, consolidation, sale of all or substantially all of the Corporation's assets or recapitalization of the Common Stock and excluding any transaction as to which paragraph (d)(i) of this Section 7 applies) (each of the foregoing being referred to as a "Transaction"), in each case as a result of which shares of Common Stock shall be converted into the right to receive stock, securities or other property (including cash or any combination thereof), then the Convertible Exchangeable Preferred Stock will thereafter no longer be subject to conversion into Common Stock pursuant to Section 7, but instead shall be convertible into the kind and amount of shares of stock and other securities and property receivable (including cash),upon the consummation of such Transaction by a holder of that number of shares or fraction there of of Common Stock into which one share of Convertible Exchangeable Preferred Stock was convertible immediately prior to such Transaction.
     The Corporation shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this paragraph
     (e) and it shall not consent or agree to the occurrence of any Transaction until the Corporation has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Convertible Exchangeable Preferred
     Stock which will contain provisions enabling the holders of the Convertible Exchangeable Preferred Stock which remains outstanding after such Transaction to convert into the consideration received by holders of Common Stock at the Conversion Price immediately after such Transaction. In the event that at any time, as a result of an adjustment made pursuant to this Section 7, the Convertible Exchangeable Preferred Stock shall become subject to conversion into any securities other than shares of Common Stock, thereafter the number of such other securities so issuable upon conversion of the shares of Convertible Exchangeable Preferred Stock shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Convertible Exchangeable Preferred Stock contained in this
     Section 7. The provisions of this paragraph (e) shall similarly apply to successive Transactions.

         (f) If:

              (i) the Corporation shall declare a dividend (or any other distribution) on the Common Stock that would cause an adjustment to the Conversion Price of the Convertible Exchangeable Preferred Stock pursuant to the terms of any of the paragraphs above (including such an adjustment that would occur but for the terms of the first sentence of subparagraph (d)(vii) above); or

              (ii) the Corporation shall authorize the granting to the holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of any class or any other rights or warrants; or

             (iii) there shall be any reclassification or change of the Common Stock (other than an event to which paragraph (d)(i) of this Section
         7 applies) or any consolidation, merger or statutory share exchange to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or the sale or transfer of all or substantially all of the assets of the Corporation or any Corporate Change or Ownership Change (each as defined in Section 8 below); or

              (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

     then, except as provided otherwise in Section 8, the Corporation shall cause to be filed with the Transfer Agent and shall cause to be mailed to the holders of shares of the

     Convertible Exchangeable Preferred Stock at their addresses as shown on the stock records of the Corporation, as promptly as possible, but at least 30 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights or warrants are to be determined or (B) the date on which such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 7.

         (g) Whenever the Conversion Price is adjusted as herein provided, the Corporation shall promptly file with the Transfer Agent an officers' certificate signed by the President or a Vice President and the Chief Financial Officer or the Treasurer setting forth the Conversion Price after such adjustment, the method of calculation thereof and setting forth a brief statement of the facts requiring such adjustment and upon which such adjustments are based. Promptly after delivery of such certificate, the Corporation shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price, the facts requiring such adjustment and upon which such adjustments are based and the date on which such adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Price to the holder of each share of Convertible Exchangeable Preferred Stock at such holder's last address as shown on the stock records of the Corporation.

         (h) In any case in which paragraph (d) of this Section 7 provides that an adjustment shall become effective immediately after a record date for an event and the date fixed for conversion pursuant to Section 7 occurs after such record date but before the occurrence of such event, the Corporation may defer until the actual occurrence of such event (i) issuing to the holder of any share of Convertible Exchangeable
     Preferred Stock surrendered for conversion the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to paragraph (c) of this
     Section 7.

         (i) For purposes of this Section 7, the number of shares of Common Stock at any time outstanding shall not include any shares of Common Stock then owned or held by or for the account of the Corporation or any corporation controlled by the Corporation.

         (j) Notwithstanding any other provision herein to the contrary, the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Corporation and the investment of additional optional amounts in shares of Common Stock under any such plan shall not be deemed to constitute an issuance of Common Stock. There shall be no adjustment of the Conversion Price in case of the issuance of any stock of the Corporation in a reorganization, acquisition or other similar transaction except as specifically set forth in this Section 7. If any action or transaction would require adjustment of the Conversion Price pursuant to more than one paragraph of this Section 7, only one adjustment shall be made and such adjustment shall be the amount of adjustment which has the highest absolute value.

         (k) In case the Corporation shall take any action affecting the Common Stock, other than action described in this Section 7, which in the opinion of the Board of Directors would materially adversely affect the conversion rights of the holders of the shares of Convertible Exchangeable Preferred Stock, the Conversion Price for the Convertible Exchangeable Preferred Stock may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors may determine to be equitable in the circumstances.

         (l) The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purpose of effecting conversion of the Convertible Exchangeable Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of Convertible Exchangeable Preferred Stock not theretofore converted. For purposes of this paragraph (1), the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding shares of Convertible Exchangeable Preferred
     Stock shall be computed as if at the time of computation all such outstanding shares were held by a single holder.

         Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock deliverable upon conversion of the Convertible Exchangeable Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

         The Corporation will endeavor to make the shares of Common Stock required to be delivered upon conversion of the Convertible Exchangeable Preferred Stock eligible for trading upon the NASDAQ National Market System or upon any national securities exchange upon which the Common Stock shall then be traded, prior to such delivery.

         Prior to the delivery of any securities which the Corporation shall be obligated to deliver upon conversion of the Convertible Exchangeable Preferred Stock, the Corporation will endeavor to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

         (m) The Corporation will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the shares of Convertible Exchangeable Preferred Stock (or any other securities issued on account of the Convertible Exchangeable Preferred Stock pursuant hereto) or shares of Common Stock on conversion of the Convertible Exchangeable Preferred Stock pursuant hereto; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Convertible Exchangeable Preferred Stock (or any other securities issued on account of the Convertible Exchangeable Preferred Stock pursuant hereto) or shares of Common Stock in a name other than the name in which the shares of Convertible Exchangeable Preferred Stock with respect to which such Common Stock shares are issued were registered and the Corporation shall not be required to make any issue or delivery unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or has established, to the reasonable satisfaction of the Corporation, that such tax has been paid or is not required to be paid.

         (n) The Corporation shall not take any action which results in adjustment of the number of shares of Common Stock issuable upon conversion of a share of Convertible Exchangeable Preferred Stock if the total number of shares of Common Stock issuable after such action upon conversion of the Convertible Exchangeable Preferred Stock then outstanding, together with the total number of shares of

     Common Stock then outstanding, would exceed the total number of shares of Common Stock then authorized under the Corporation's Certificate of Incorporation. Subject to the foregoing, the Corporation shall take all such actions as it may deem reasonable under the circumstances to provide for the issuance of such number of shares of Common Stock as would be necessary to allow for the conversion from time to time, and taking into account adjustments as herein provided, of outstanding shares of the Convertible Exchangeable Preferred Stock in accordance with the terms and provisions of the Corporation's Certificate of Incorporation.

     8. Conversion Rights Upon Corporate Change or Ownership Change. (a) If a Corporate Change (as defined below) should occur with respect to the Corporation, each holder of shares of the Convertible Exchangeable Preferred Stock shall have the right, at the holder's option, for a period of 45 days after the mailing of a notice by the Corporation that a Corporate Change has occurred, to convert all, but not less than all, of such holder's shares of the Convertible Exchangeable Preferred Stock into the kind and amount of cash, securities, property or other assets receivable upon such Corporate Change by a holder of the number of shares of Common Stock into which such holder's Convertible Exchangeable Preferred Stock would have been convertible immediately prior to the Corporate Change at an adjusted conversion price equal to the Special Conversion Price. The Corporation or successor corporation, as the case may be, may at its option, in lieu of providing such consideration upon any such conversion, provide the holders who have elected to convert under this Section 8(a) with cash equal to the Market Value of the Common Stock multiplied by the number of shares of Common Stock into which such holder's Convertible Exchangeable Preferred Stock would have been convertible immediately prior to the Corporate Change at an adjusted conversion price equal to the Special Conversion Price, but only if the Corporation, in its notice to the holder that a Corporate Change has occurred, has notified such holder of the Corporation's election to provide such holder with cash in lieu of such consideration; provided, however, that any such election by the Corporation shall apply to all shares of the Convertible Exchangeable Preferred Stock for which the special conversion was elected. Shares of the Convertible Exchangeable Preferred Stock that are not converted as provided above will remain convertible into the kind and amount of cash, securities, property or other assets that the holders of the shares of the Convertible Exchangeable Preferred Stock would have owned immediately after the Corporate Change if the holders had converted the shares of the Convertible Exchangeable Preferred Stock immediately before the effective date of the Corporate Change. The Corporation will notify the holders of the Convertible Exchangeable Preferred Stock of any pending Corporate Change as soon as practicable and in any event at least 30 days in advance of the effective date of such Corporate Change. In the event of a pending Corporate Change, the Corporation (or any successor corporation) shall, unless it has determined to provide the holders who have elected to convert under this Section 8(a) with cash as provided above, take all action necessary to provide for sufficient amounts of cash, securities, property or other assets for the conversion of the Convertible Exchangeable Preferred Stock as provided herein.

     (b) If an Ownership Change (as defined below) should occur with respect to the Corporation, each holder of a share of the Convertible Exchangeable Preferred Stock shall have the right, at the holder's option, for a period of 45 days after the mailing of a notice by the Corporation that an Ownership Change has occurred, to convert all, but not less than all, of such holder's shares of the Convertible Exchangeable Preferred Stock into Common Stock at an adjusted conversion price per share equal to the Special Conversion Price. The Corporation may, at its option, in lieu of providing Common Stock upon any such conversion, provide the holders who have elected to convert under this Section 8(b) with cash equal to the Market Value of the Common Stock multiplied by the number of shares of Common Stock into which such shares of Convertible Exchangeable Preferred Stock would have been convertible immediately prior to such Ownership Change at an adjusted conversion price equal to the Special Conversion Price, but only if the Corporation, in its notice to the holder that an Ownership Change has occurred, has notified such holder of the Corporation's election to provide such holder with cash in lieu of such Common Stock; provided, however, that any such election by the Corporation shall apply to all shares of the Convertible Exchangeable Preferred Stock for which the special conversion was elected.


     (c) The special conversion right provided in this Section 8 arising upon an ownership Change will only be applicable with respect to the first Ownership Change that occurs after the date hereof.


     (d) If a Corporate Change or an Ownership Change shall occur, then, as soon as practicable and in any event within 30 days after the occurrence of such Corporate Change or Ownership Change, the Corporation shall mail to each registered holder of a share of Convertible Exchangeable Preferred Stock a notice (the "Special Conversion Notice") setting forth details regarding the special conversion right of the holders to convert their shares of Convertible Exchangeable Preferred Stock as a result of such Corporate Change or Ownership Change, as the case may be, including, if applicable, notice of the Corporation's or the successor corporation's election to provide such holder with cash in lieu of Common Stock or other consideration. A holder of a share of Convertible Exchangeable Preferred Stock must exercise such conversion right within the 45-day period after the mailing of the Special Conversion Notice by the Corporation or such special right shall expire. The conversion date for shares so converted shall be the 45th day after the mailing of the Special Conversion Notice. Within five Business Days thereafter, the Corporation shall deliver a certificate for the Common Stock together with a check for any fractional shares issuable or the cash, securities, property or other assets receivable by a holder. Exercise of such conversion right shall be irrevocable and no dividend on the shares of Convertible Exchangeable Preferred Stock tendered for conversion shall accrue from and after the conversion date.

     (e)  The Special Conversion Notice shall state:

              (i)  the event constituting the Corporate Change or Ownership
          Change;

             (ii) the last date upon which holders may submit shares of Convertible Exchangeable Preferred Stock for conversion;

            (iii)  the Special Conversion Price;

             (iv) the Conversion Price then in effect under Section 7 and the continuing conversion rights, if any, under Section 7;,

              (v) the name and address of any paying agent and conversion agent;

             (vi) that holders who wish to convert shares of Convertible Exchangeable Preferred Stock must satisfy the requirements of Section 7 and must exercise such conversion right within the 45-day period after the mailing of such notice by the Corporation;

            (vii) that exercise of such conversion right shall be irrevocable and no dividends on shares of Convertible Exchangeable Preferred Stock tendered for conversion shall accrue from and after the conversion date;

           (viii) whether or not the Corporation has elected to exercise its option to pay cash (specifying the amount thereof per share) for all shares of Convertible Exchangeable Preferred Stock tendered for conversion; and

             (ix) that the consideration to be received shall be delivered within five Business Days after the last date upon which holders may submit Convertible Exchangeable Preferred Stock for conversion.

     (f) (i) As used herein, a "Corporate Change" with respect to the Corporation shall be deemed to have occurred at such time as the Corporation is a party to a business combination, including a merger or consolidation or the sale of all or substantially all of its assets and as a result of such business combination, the Convertible Exchangeable Preferred Stock (or the depository shares representing the Convertible Exchangeable Preferred Stock) or the Common Stock thereafter is not listed on the New York Stock Exchange or the American Stock Exchange, or admitted for quotation on the NASDAQ National Market System. A Corporate Change will not, however, be deemed to occur with respect to any transaction in which the consideration received by the holders of Common Stock of the Corporation consists solely of Marketable Stock.

     (ii) As used herein, an "Ownership Change" with respect to the Corporation shall be deemed to have occurred at such time as any "person"
(as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) becomes the beneficial owner (as defined below), directly or indirectly, of more than 50% of the outstanding Common Stock pursuant to a transaction that does not constitute a Corporate Change with respect to the Corporation.

     (iii) As used herein, a person shall be deemed to have "beneficial ownership" with respect to, and shall be deemed to "beneficially own" any securities of the Corporation in accordance with Section 13 of the Exchange Act and the rules and regulations (including Rule 13d-3, Rule 13d-5, and any successor rules) promulgated by the Securities and Exchange Commission thereunder; provided, however, that a person shall be deemed to have beneficial ownership of all securities that any such person has a right to acquire whether such right is exercisable immediately or only after the passage of time and without regard to the 60-day limitation referred to in Rule 13d-3.

     (iv) As used herein, the "Market Value" of a share of the Common Stock or any other Marketable Stock shall be the average of the Closing Price of the Common Stock or such other Marketable Stock for the five Trading Days ending on the last Trading Day preceding the date of the Corporate Change or Ownership Change.

     (v) As used herein, the term "Marketable Stock" shall mean Common Stock or common stock of any corporation that is the successor to all or substantially all of the business or assets of the Corporation as a result of a Corporate Change that is (or will, upon distribution thereof, be) listed on the New York Stock Exchange or the American Stock Exchange, or approved for quotation on the NASDAQ National Market System.

     (vi) As used herein, the "Special Conversion Price" shall mean the higher of the Market Value of the Common Stock or $10 per share (which amount will, each time the Conversion Price is adjusted, be adjusted so that the ratio of such amount to the Conversion Price, after giving effect to any such adjustment, shall always be the same as the ratio of $10 to the initial Conversion Price, without giving effect to any such adjustment.

                        9. Ranking. Any class or classes of stock of the Corporation shall be deemed to rank:

                        (i) prior to the Convertible Exchangeable Preferred Stock, as to dividends or as to the distribution of assets upon liquidation, dissolution or winding up, if the holders of such class shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Convertible Exchangeable Preferred Stock.

                        (ii) on a parity with the Convertible Exchangeable Preferred Stock, as to dividends or as to the distribution of assets upon liquidation, dissolution or winding up, whether or not the dividend rates, dividend payment dates or redemption or liquidation prices per share thereof be different from those of the Convertible Exchangeable Preferred Stock, if the holders of such class of stock and the Convertible Exchangeable Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective amounts of accrued and unpaid dividends per share or liquidation prices, without preference or priority of one over the other; and

                        (iii) junior to the Convertible Exchangeable Preferred Stock, as to dividends or as to the distribution of assets upon liquidation, dissolution or winding up, if such stock shall be Common Stock or if the holders of Convertible Exchangeable Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of such stock.

                        10. Voting. (a) Except as herein provided or as otherwise from time to time required by law, holders of Convertible Exchangeable Preferred Stock shall have no voting rights. Whenever, at any time or times, dividends payable on the shares of Convertible Exchangeable Preferred Stock at the time outstanding shall be cumulatively in arrears for such number of Dividend Periods (whether or not consecutive) which shall in the aggregate contain not less than 540 days, the holders of Convertible Exchangeable Preferred Stock shall have the exclusive right, voting separately as a class with holders of shares of any one or more other series of preferred stock ranking on a parity with the Convertible Exchangeable Preferred Stock as to dividends or on the distribution of assets upon liquidation, dissolution or winding up and upon which like voting rights have been conferred and are exercisable (the Convertible Exchangeable Preferred Stock and any such other preferred stock, collectively for purposes of this Section 10, the "Defaulted Preferred Stock"), to elect two directors of the Corporation at the Corporation's next annual meeting of stockholders and at each subsequent annual meeting of stockholders; provided, however, that if such voting rights shall become vested more than 90 days or less than 20 days before the date prescribed for the annual meeting of stockholders, thereupon the holders of the shares of Defaulted Preferred Stock shall be entitled to exercise their voting rights at a special meeting of the holders of shares of Defaulted Preferred Stock as set forth in paragraphs (b) and (c) of this Section 10. At elections for such directors, each holder of Convertible Exchangeable Preferred Stock shall be entitled to one vote for each share held (the holders of shares of any other series of Defaulted Preferred Stock ranking on such a parity being entitled to such number of votes, if any, for each share of stock held as may be granted to them). Upon the vesting of such right of the holders of Defaulted Preferred Stock, the maximum authorized number of members of the Board of Directors shall automatically be increased by two and the two vacancies so created shall be filled by vote of the holders of outstanding Defaulted Preferred Stock as hereinafter set forth. The right of holders of Defaulted Preferred Stock, voting separately as a class, to elect members of the Board of Directors as aforesaid shall continue until such time as all dividends accumulated on Defaulted Preferred Stock shall have been paid, or declared and funds set aside for payment in full, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned.

                (b) Whenever such voting right shall have vested, such right may be exercised initially either at a special meeting of the holders of shares of Defaulted Preferred Stock called as hereinafter provided, or at any annual meeting of stockholders held for the purpose of electing directors, and thereafter at such meetings or by the written consent of such holders pursuant to Section 228 of the General Corporation Law of the State of Delaware.

                (c) At any time when such voting right shall have vested in the holders of shares of Defaulted Preferred Stock entitled to vote thereon, and if such right shall not already have been initially exercised, an officer of the Corporation shall, upon the written request of 10% of the holders of record of shares of such Defaulted Preferred Stock then outstanding, addressed to the Treasurer of the Corporation, call a special meeting of holders of shares of such Defaulted Preferred Stock. Such meeting shall be held at the earliest practicable date upon the notice required for annual meetings of stockholders at the place for holding annual meetings of stockholders of the Corporation or, if none, at a place designated by the Treasurer of the Corporation. If such meeting shall not be called by the proper officers of the Corporation within 30 days after the personal service of such written request upon the Treasurer of the Corporation, or within 30 days after mailing the same within the United States, by registered mail, addressed to the Treasurer of the Corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of 10% of the shares of Defaulted Preferred Stock then outstanding may designate in writing any person to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at the same place as is elsewhere provided in this paragraph.
Any holder of shares of Defaulted Preferred Stock then outstanding that would be entitled to vote at such meeting shall have access to the stock books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to the provisions of this paragraph. Notwithstanding the provisions of this paragraph, however, no such special meeting shall be called or held during a period within 45 days immediately preceding the date fixed for the next annual meeting of stockholders.

        (d) The directors elected pursuant to this Section 10 shall serve until the next annual meeting or until their respective successors shall be elected and shall qualify; any director elected by the holders of Defaulted Preferred Stock may be removed by, and shall not be removed otherwise than by, the vote of the holders of a majority of the outstanding shares of the Defaulted Preferred Stock who were entitled to participate in such election of directors, voting as a separate class, at a meeting called for such purpose or by written consent as permitted by law and the Certificate of Incorporation and By-laws of the Corporation. If the office of any director elected by the holders of Defaulted Preferred Stock, voting as a class, becomes vacant by reason of death, resignation, retirement, disqualification or removal from office or otherwise, the remaining director elected by the holders of Defaulted Preferred Stock, voting as a class, may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred. Upon any termination of the right of the holders of Defaulted Preferred Stock to vote for directors as herein provided, the term of office of all directors then in office elected by the holders of Defaulted Preferred Stock, voting as a class, shall terminate immediately. Whenever the terms of office of the directors elected by the holders of Defaulted Preferred Stock, voting as a class, shall so terminate and the special voting powers vested in the holders of Defaulted Preferred Stock shall have expired, the number of directors shall be such number as may be provided for in the By-laws irrespective of any increase made pursuant to the provisions of this Section 10.

        (e) So long as any shares of the Convertible Exchangeable Preferred Stock remain outstanding, the consent of the holders of at least two-thirds of the shares of Convertible Exchangeable Preferred Stock outstanding at the time given in person or by proxy either in writing (as permitted by law and the Certificate of Incorporation and By-laws of the Corporation) or at any special or annual meeting, shall be necessary to permit, effect or validate any one or more of the following:

        (i) the authorization, creation or issuance, or any increase in the authorized or issued amount, of any class or series of stock, or any security convertible into stock of such class or series, ranking prior to the Convertible Exchangeable Preferred Stock as to dividends or the distribution of assets upon liquidation, dissolution or winding up;

        (ii) the amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Certificate of Incorporation of the Corporation (including this Certificate) which would adversely affect any right, preference, privilege or voting power of the Convertible Exchangeable Preferred Stock or of the holders thereof; provided, however, that any increase in the amount of authorized preferred stock or the creation and issuance of other series of preferred stock, or any increase in the amount of authorized shares of such series or of any other series of preferred stock, in each case ranking on a parity with or junior to the Convertible Exchangeable Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to adversely affect such rights, preferences, privileges or voting powers; or

        (iii) the authorization of any reclassification of the Convertible Exchangeable Preferred Stock.

     The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Convertible Exchangeable Preferred Stock shall have been redeemed or sufficient funds shall have been deposited in trust to effect such redemption, scheduled to be consummated within three months after such time.

     11. Exchange. (a) The Convertible Exchangeable Preferred Stock shall be exchangeable, in whole but not in part, at the option of the Corporation on any dividend payment date beginning June 1, 1995, for the Corporation's 6-1/2% Convertible Subordinated Debentures due 2008 (the "Debentures") as described in the Corporation's Registration Statement on Form S-3 (Registration No. 33-60978) (the "Registration Statement"), as filed with the Securities and Exchange Commission (and as subsequently amended). Holders of outstanding shares of Convertible Exchangeable Preferred Stock will be entitled to receive $250.00 principal amount of Debentures in exchange for each share of Convertible Exchangeable Preferred Stock held by them at the time of exchange; provided, however, that the Debentures will be issuable in denominations of $1,000 and integral multiples thereof. If the exchange results in an amount of Debentures that is not an integral multiple of $1,000, the amount in excess of the closest integral multiple of $1,000 will be paid in cash by the Corporation.

     (b) The Corporation will mail to each record holder of the Convertible Exchangeable Preferred Stock written notice of its intention to exchange the Convertible Exchangeable Preferred Stock for the Debentures no less than 30 nor more than 60 days prior to the date of the exchange (the "Exchange Date").
The notice shall specify the effective date of the exchange and the place where certificates for shares of Convertible Exchangeable Preferred Stock are to be surrendered for Debentures and shall state that dividends on Convertible Exchangeable Preferred Stock will cease to accrue on the Exchange Date.

     Prior to giving notice of intention to exchange, the Corporation shall execute and deliver to a bank or trust company selected by the Corporation to act as Trustee with respect to the Debentures (which may but need not be the bank named in the Registration Statement referred to above) an Indenture substantially in the form filed as an Exhibit to the Registration Statement with such changes as may be required by law, stock exchange rule, NASDAQ National Market System rule or customary usage.

     (c) If the Corporation has caused the Debentures to be authenticated on or prior to the Exchange Date and has complied with the other provisions of this Section 11, then, notwithstanding that any certificates for shares of Convertible Exchangeable Preferred Stock have not been surrendered for exchange, on the Exchange Date dividends shall cease to accrue on the Convertible Exchangeable Preferred Stock and at the close of business on the Exchange Date the holders of the Convertible Exchangeable Preferred Stock shall cease to be stockholders with respect to the Convertible Exchangeable Preferred Stock and shall have no interest in or other claims against the Corporation by virtue thereof and shall have no voting or other rights with respect to the Convertible Exchangeable Preferred Stock, except the right to receive the Debentures issuable upon such exchange and the right to accumulated and unpaid dividends, without interest thereon, upon surrender (and endorsement, if required by the Corporation) of their certificates, and the shares evidenced thereby shall no longer be deemed outstanding for any purpose.

     The Corporation will cause the Debentures to be authenticated on or before the Exchange Date.

     (d) Notwithstanding the foregoing, if notice of exchange has been given pursuant to this Section 11 and any holder of shares of Convertible Exchangeable Preferred Stock shall, prior to the close of business on the Exchange Date, give written notice to the Corporation pursuant to Section 7 above of the conversion of any or all of the shares held by the holder (accompanied by a certificate or certificates for such shares, duly endorsed or assigned to the Corporation), then the exchange shall not become effective as to the shares to be converted and the conversion shall become effective as provided in Section 7 above.

     (e) The Debentures will be delivered to the persons entitled thereto upon surrender to the Corporation or its agent appointed for that purpose of the certificates for the shares of Convertible Exchangeable Preferred Stock being exchanged therefor.

     (f) Notwithstanding the other provisions of this Section 11, if on the Exchange Date the Corporation has not paid full cumulative dividends on the Convertible Exchangeable Preferred Stock (or set aside a sum therefor) the Corporation may not exchange the Convertible Exchangeable Preferred Stock for the Debentures and any notice previously given pursuant to this Section 11 shall be of no effect.

     (g) The Corporation will endeavor to list the Debentures, prior to delivery, upon each national securities exchange or the NASDAQ National Market System or any similar system of automated dissemination of securities prices, if any, upon which the Convertible Exchangeable Preferred Stock is listed at the time of delivery. In addition, prior to the effective date of the exchange, the Corporation will arrange for the qualification of the Debentures under the applicable securities and blue sky laws.

     12. Record Holders. The Corporation and the Transfer Agent may deem and treat the record holder of any shares of Convertible Exchangeable Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor the Transfer Agent shall be affected by any notice to the contrary.

     13. Notice. Except as may otherwise be provided for herein, all notices referred to herein shall be in writing, and all notices hereunder shall be deemed to have been given upon receipt, in the case of a notice of conversion given to the Corporation as contemplated in Section 7(b) hereof, or, in all other cases, upon the earlier of receipt of such notice or three Business Days after the mailing of such notice if sent by registered mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Certificate) with postage prepaid, addressed: if to the Corporation, to its offices at 5295 Triangle Parkway, Norcross, Georgia 30092-2537 (Attention:
Michael J. Swick, Esq.) or other agent of the Corporation designated as permitted by this Certificate, or, if to any holder of the Convertible Exchangeable Preferred Stock, to such holder at the address of such holder of the Convertible Exchangeable Preferred Stock as listed in the stock record books of the Corporation (which may include the records of any transfer agent for the Convertible Exchangeable Preferred Stock); or to such other address as the Corporation or holder, as the case may be, shall have been designated by notice similarly given.

     IN WITNESS of, this Certificate has been signed by Allen W. Ritchie and attested to by Lynette Schoenfeld, of the Corporation, all as of the 12th day of May, 1993.

                                 AGCO CORPORATION

                                 By: /s/ Allen W. Ritchie
                                    ---------------------
                                    Senior Vice President


Attest:

By: /s/ Lynette Schoenfeld
   -----------------------
   Assistant Secretary

                              State of Delaware


                       Office of the Secretary of State


                            ----------------------


        I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF RETIREMENT OF "AGCO CORPORATION", FILED IN THIS OFFICE ON THE TWENTY-FOURTH DAY OF APRIL, A.D. 1992, AT 10 O'CLOCK A.M.



                                        /s/ William T. Quillen
                                        ---------------------------------------
                                        William T. Quillen, Secretary of State


                                        AUTHENTICATION:  7159107
2260741 8100
                                                  DATE:  06-23-94
944114283

                      CERTIFICATE OF RETIREMENT OF STOCK


     AGCO Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     FIRST: That at a meeting of the Board of Directors of AGCO Corporation, a resolution was duly adopted which identified shares of the capital stock of said corporation, which, to the extent hereinafter set forth, had the status of retired shares, and which retired shares had capital applied in connection with their acquisition.

     SECOND: The shares of capital stock of the corporation, which are retired, are identified as being seven hundred fifty-six (756) shares of the Series A Cumulative 8% Preferred Stock with a par value of one one-hundredth of one dollar ($.01) per share.

     THIRD: That the Certificate of Incorporation of the corporation prohibits the reissuance of the shares of Series A Cumulative 8% Preferred Stock when so retired; and, pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware, upon the effective date of the filing of this Certificate as therein provided, the Certificate of Incorporation of said corporation shall be amended so as to effect a reduction in the authorized number of shares of the Series A Cumulative 8% Preferred Stock to the extent of seven hundred fifty-six (756) shares, being the total number of shares retired with a par value of one one-hundredth of one dollar ($.01) per share and an aggregate par value of seven and fifty-six one-hundredths dollars ($7.56).

     FOURTH: This Certificate of Retirement of Stock shall be effective on April 24, 1992.

     IN WITNESS WHEREOF, said AGCO Corporation has caused this Certificate to be signed by Allen W. Ritchie, its Vice President and attested to by David R. Lindskog, its Secretary, this 24th day of April, 1992.

                                     AGCO Corporation


                                     By: /s/ A. W. Ritchie
                                        ------------------
                                         Vice President


ATTEST:


By: /s/ David R. Lindskog
   ----------------------
   Secretary

                              STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                               ---------------

     I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "AGCO CORPORATION", FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF APRIL, A.D. 1992, AT 4 O'CLOCK P.M.

                                   /s/  William T. Quillen
                                   --------------------------------------
                                   William T. Quillen, Secretary of State

2260741 8100                       AUTHENTICATION:    7159106

944114283                                    DATE:    06-23-94

                           CERTIFICATE OF DECREASE

                                      OF

                         AUTHORIZED NUMBER OF SHARES

                                      OF

                    SERIES A CUMULATIVE 8% PREFERRED STOCK


     AGCO Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware.

     DOES HEREBY CERTIFY:

     That the Certificate of Incorporation of said corporation was filed in the office of the Secretary of State of the State of Delaware on April 22, 1991 and filed for recording in the office of the Recorder of Deeds for New Castle County, Delaware on April 25, 1991, and a Certificate of Designation of the Designations, Preferences and Rights of the Series A Cumulative 8% Preferred Stock was filed in said office of the Secretary of State on April 26, 1991 and filed for recording in the office of the Recorder of Deeds.

     That the Board of Directors of said corporation at a meeting held on March 18, 1992 duly adopted a resolution authorizing and directing a decrease in the authorized number of shares of Series A Cumulative 8% Preferred Stock of the corporation, from 4,500 shares to 756 shares, in accordance with the provisions of Section 151 of the General

Corporation Law of the State of Delaware, the shares eliminated from such Series A Cumulative 8% Preferred Stock to resume the status of preferred stock, the designations and the powers, preferences and rights and the qualifications, limitations or restrictions in respect of which shall be determined by the Board of Directors in accordance with Article 4 of the Certificate of Incorporation of the corporation.

     IN WITNESS WHEREOF, said AGCO Corporation has caused this certificate to be signed by Allen W. Ritchie, its Vice President and attested to by David R. Lindskog, its Secretary, this 16th day of April, 1992.


                                      AGCO Corporation


                                      By: /s/ A. W. Ritchie
                                         -------------------------


ATTEST:


By: /s/ David R. Lindskog
    -------------------------
          Secretary

                              STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                               ---------------


     I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "AGCO CORPORATION", FILED IN THIS OFFICE ON THE NINETEENTH DAY OF MARCH, A.D. 1992, AT 1 O'CLOCK P.M.


                                        /s/  William T. Quillen
                                        --------------------------------------
                                        William T. Quillen, Secretary of State

2260741 8100                            AUTHENTICATION:      7159105

944114283                                         DATE:      06-23-94

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                               AGCO CORPORATION

        AGCO CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (hereinafter called the "Corporation"), hereby certifies:

        FIRST: That the Board of Directors of said Corporation, at a duly constituted meeting, adopted a resolution proposing and declaring advisable the following amendment to the first paragraph of the Fourth Article of the Certificate of Incorporation of said Corporation:

                "4. The total number of shares of all classes of stock which the corporation is authorized to issue is 21,000,756 shares; of which 1,000,756 shares, having a par value of $.01 per share, will be preferred stock and 20,000,000 shares, having a par value of $.01 per share, will be common stock."

        SECOND: That in lieu of a meeting and vote of the stockholders, a majority of the stockholders have given their written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware and written notice has been given as provided in said Section.

        THIRD: that the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, AGCO CORPORATION has caused this certificate to be duly executed by the President and attested by the Secretary of the Corporation thereunto duly authorized this 19th day of March, 1991.


                                                /s/ Robert J. Ratliff
                                                ---------------------
                                                  Robert J. Ratliff
                                                      President


ATTEST:


/s/ David R. Lindskog
- ---------------------
  David R. Lindskog
      Secretary

                              State of Delaware

                       Office of the Secretary of State

                              ------------------

        I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES: "HESSTON CORPORATION", A KANSAS CORPORATION, WITH AND INTO "AGCO CORPORATION" UNDER THE NAME OF "AGCO CORPORATION", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-EIGHTH DAY OF FEBRUARY, A.D. 1992, AT 12:01 O'CLOCK P.M.


                                               /s/ William T. Quillen
                                        --------------------------------------
                                        William T. Quillen, Secretary of State


                                        AUTHENTICATION:  7159104
2260741 8100M
                                        Date: 06-23-94
944114283

                     CERTIFICATE OF OWNERSHIP AND MERGER

                                      OF

                              HESSTON CORPORATION

                            (a Kansas corporation)

                                     INTO

                               AGCO CORPORATION

                           (a Delaware corporation)


        AGCO CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY pursuant to the General Corporation Law of the State of Delaware:

        FIRST: The Corporation was incorporated on the April 22, 1991, pursuant to the General Corporation Law of the State of Delaware, the provisions of which permit the merger of a parent corporation organized and existing under the laws of Delaware and a subsidiary corporation organized and existing under the laws of another jurisdiction.

        SECOND; The Corporation, as the owner of all of the outstanding shares of the stock of Hesston Corporation, a corporation organized under the laws of the State of Kansas, the laws of which permit a merger of a corporation of that jurisdiction with a corporation of another jurisdiction, hereby merges into itself, Hesston Corporation, a wholly owned subsidiary of the Corporation.

        THIRD: The following is a copy of the resolution adopted the 18th day of December, 1991, by the Board of Directors of the Corporation to merge Hesston Corporation into the Corporation:

                RESOLVED, that the Corporation merge, and it hereby does merge, into itself, Hesston Corporation, a wholly-owned subsidiary of the Corporation.

        IN WITNESS WHEREOF, AGCO CORPORATION has caused this Certificate to be signed by Robert J. Ratliff, its President, and attested by David R. Lindskog, its Secretary, this 31st day of January, 1992.


                                        BY:      /s/ R. J. Ratliff
                                           -----------------------------------
                                                       President


ATTEST:


BY:       /s/ David R. Lindskog
   ---------------------------------
            David R. Lindskog
            Secretary

                              State of Delaware


                       Office of the Secretary of State


                            ----------------------


        I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES: "GLEANER-ALLIS CORPORATION", A DELAWARE CORPORATION, WITH AND INTO "AGCO CORPORATION" UNDER THE NAME OF "AGCO CORPORATION", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-EIGHTH DAY OF FEBRUARY, A.D. 1992, AT 12 O'CLOCK P.M.


                                        /s/ William T. Quillen
                                        ---------------------------------------
                                        William T. Quillen, Secretary of State



2260741 8100M                           AUTHENTICATION:  7159103

944114283                               DATE:  06-23-94

                                                                   EXHIBIT 2.28


                     CERTIFICATE OF OWNERSHIP AND MERGER

                                      OF

                          GLEANER-ALLIS CORPORATION

                                     INTO

                               AGCO CORPORATION


        AGCO CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY pursuant to
Section 253 of the General Corporation Law of the State of Delaware:

        FIRST: The Corporation was incorporated on the 22nd day of April, 1991, pursuant to the General Corporation Law of the State of Delaware.

        SECOND; The Corporation owns all of the outstanding shares of Gleaner-Allis Corporation, a corporation incorporated on the 22nd day of December, 1971, pursuant to the General Corporation Law of the State of Delaware.

        THIRD: The laws of the State of Delaware permit the merger of a subsidiary corporation of such state into a parent of a subsidiary corporation of such state into a parent corporation of such state.

        FOURTH: The following is a copy of the resolution adopted the 24th day of February, 1992, by the Board of Directors of the Corporation to merge Gleaner-Allis Corporation into the Corporation:

                RESOLVED, that the Corporation merge, and it hereby does merge, into itself, Gleaner-Allis Corporation, a wholly-owned subsidiary of the Corporation.

        IN WITNESS WHEREOF, AGCO CORPORATION has caused this Certificate to be signed by Robert J. Ratliff, its President, and attested by David R. Lindskog, its Secretary, this 26th day of February, 1992.


                                        AGCO CORPORATION

                                        BY:      /s/ R. J. Ratliff
                                           -----------------------------------
                                                       President


ATTEST:


BY:       /s/ David R. Lindskog
   ---------------------------------
            David R. Lindskog
            Secretary

                              STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                               ---------------

     I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES: "AGCO GLEANER CORPORATION", A DELAWARE CORPORATION, "GLEANER COMBINE CORPORATION", A DELAWARE CORPORATION, WITH AND INTO "AGCO CORPORATION" UNDER THE NAME OF "AGCO CORPORATION", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-FIFTH DAY OF SEPTEMBER, A.D. 1991, AT 4 O'CLOCK P.M.



                                        /s/ William T. Quillen
                                        ---------------------------------------
                                        William T. Quillen, Secretary of State


                                        AUTHENTICATION:  7159102
2260741 8100M
                                                  DATE:  06-23-94
944114283

                      CERTIFICATE OF OWNERSHIP AND MERGER

                                   MERGING

                         GLEANER COMBINE CORPORATION

                                     AND

                           AGCO GLEANER CORPORATION

                                     INTO

                               AGCO CORPORATION


     AGCO CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY pursuant to
Section 253 of the General Corporation Law of the State of Delaware that:

     FIRST: The Corporation was incorporated on the 22nd day of April 1991, pursuant to the General Corporation Law of the State of Delaware.

     SECOND: The Corporation owns all of the outstanding shares of Gleaner Combine Corporation, a corporation incorporated on the 13th day of June 1990, pursuant to the General Corporation Law of the State of Delaware.

     THIRD: The Corporation owns all of the outstanding shares of AGCO Gleaner Corporation, a corporation incorporated on the 23rd day of March 1990, pursuant to the General Corporation Law of the State of Delaware.

     FOURTH: The laws of the State of Delaware permit the merger of a subsidiary corporation of such state into a parent corporation of such state.

     FIFTH:   The Corporation, by the following resolutions duly adopted in a meeting of the Board of Directors of the Corporation on September 18, 1991, determined to and did merge into itself Gleaner Combine Corporation and AGCO Gleaner Corporation:

          RESOLVED, that the Corporation
     merge, and it hereby does merge, into
     itself, Gleaner Combine Corporation and
     AGCO Gleaner Corporation, two wholly-
     owned subsidiaries of the Corporation;
     and be it further

          RESOLVED, that the Certificate of
     Ownership and Merger related to the
     merger described in the foregoing
     resolution and attached hereto as
     Exhibit A be, and such Certificate of
     Ownership of Merger hereby is, approved, adopted and confirmed; and be it further

          RESOLVED, that the appropriate
     officers of the Corporation be, and each of them hereby is, authorized to execute the aforesaid Certificate of Ownership and Merger and to cause the same to be filed as required under the laws of the State of Delaware, and to execute, deliver and file any and all instruments and documents, pay any and all fees, and do any and all acts and things which may


                                     -2-
     be necessary or desirable in order to
     effectuate the intent of the foregoing
     resolutions.

     IN WITNESS WHEREOF, AGCO CORPORATION has caused this Certificate to be signed by Robert J. Ratliff, its President, and attested by David R. Lindskog, its Secretary, this 18th day of September 1991.


                                     AGCO CORPORATION


                                     By: /s/ Robert J. Ratliff
                                        ----------------------
                                         President


ATTEST:


By: /s/ David R. Lindskog
   ----------------------
    Secretary


                                     -3-

                              STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                               ---------------

     I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES: "AGCO HOLDING CORPORATION", A DELAWARE CORPORATION, "GLEANER COMBINE HOLDING CORPORATION", A DELAWARE CORPORATION, WITH AND INTO "AGCO CORPORATION" UNDER THE NAME OF "AGCO CORPORATION", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-FIFTH DAY OF SEPTEMBER, A.D. 1991, AT 9 O'CLOCK A.M.


                                        /s/ William T. Quillen
                                        ---------------------------------------
                                        William T. Quillen, Secretary of State


                                        AUTHENTICATION:  7159101
2260741 8100M
                                                  DATE:  06-23-94
944114283

                            CERTIFICATE OF MERGER

                                      OF

                     GLEANER COMBINE HOLDING CORPORATION

                                     AND

                           AGCO HOLDING CORPORATION

                                     INTO

                               AGCO CORPORATION

                                  * * * * *


          The undersigned corporation organized and existing under the laws of the State of Delaware

          DOES HEREBY CERTIFY:

          FIRST: That the name of each of the constituent corporations of the merger is as follows:

               NAME

          AGCO Corporation

          Gleaner Combine Holding Corporation

          AGCO Holding Corporation

          Each of such constituent corporations of the merger was incorporated under the General Corporation Law of the State of Delaware and is presently existing under and by virtue of said General Corporation Law.

          SECOND: That an Agreement and Plan of Merger among the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

          THIRD: That the name of the surviving corporation of the merger is AGCO Corporation.

          FOURTH: That the Certificate of Incorporation of AGCO Corporation, a Delaware Corporation, shall be the Certificate of Incorporation of the surviving corporation.

          FIFTH: That the executed Agreement and Plan of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 5295 Triangle Parkway, Norcross, Georgia 30092.

          SIXTH: That a copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.


Dated:  September 18, 1991


                                       AGCO CORPORATION


                                       By: /s/ Robert J. Ratliff
                                          ----------------------
                                       Name:   Robert J. Ratliff
                                       Title:  President


ATTEST:


By: /s/ David R. Lindskog
   ----------------------
Name:   David R. Lindskog
Title:  Secretary

                              STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                               ---------------

     I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "AGCO HOLDING CORPORATION", CHANGING ITS NAME FROM "AGCO HOLDING CORPORATION" TO "AGCO CORPORATION", FILED IN THIS OFFICE ON THE TENTH DAY OF JULY, A.D. 1991, AT 3:30 O'CLOCK P.M.


                                        /s/ William T. Quillen
                                        ---------------------------------------
                                        William T. Quillen, Secretary of State


                                        AUTHENTICATION:  7159100
2260741 8100
                                                  DATE:  06-23-94
944114283

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                           AGCO HOLDING CORPORATION


           AGCO HOLDING CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (hereinafter called the "Corporation"), hereby certifies:


          FIRST: That the Board of Directors of said corporation, by their unanimous written consent, adopted a resolution proposing and declaring advisable the following amendment of the Certificate of Incorporation of said corporation:

          "1.     The name of the corporation is:

                  AGCO Corporation."

          SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given their unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation
Law of the State of Delaware.

          THIRD:   That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, AGCO HOLDING CORPORATION has caused this certificate to be duly executed by the President and attested by the Secretary of the Corporation thereunto duly authorized this 19th day of June, 1991.


                                        BY:      /s/ Robert J. Ratliff
                                           -----------------------------------
                                                       President


ATTEST:


BY:       /s/ David R. Lindskog
   ---------------------------------
            David R. Lindskog
            Secretary

                              STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                               ---------------

     I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "AGCO HOLDING CORPORATION", FILED IN THIS OFFICE ON THE TWENTY-SIXTH DAY OF APRIL, A.D. 1991, AT 2 O'CLOCK P.M.


                                        /s/ William T. Quillen
                                        ---------------------------------------
                                        William T. Quillen, Secretary of State


                                        AUTHENTICATION:  7159099
2260741 8100
                                                  DATE:  06-23-94
944114283

                          CERTIFICATE OF DESIGNATION
                        SETTING FORTH THE PREFERENCES,
                          RIGHTS AND LIMITATIONS OF
                    SERIES A CUMULATIVE 8% PREFERRED STOCK
                         OF AGCO HOLDING CORPORATION


           AGCO HOLDING CORPORATION, a Delaware corporation (the "Corporation"), certifies that pursuant to the authority contained in Article 4 of its Certificate of Incorporation, and in accordance with the provisions of
Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors has adopted the following resolution creating a series of its Preferred Stock, par value $0.01 per share, designated as the Series A Cumulative 8% Preferred Stock:

           RESOLVED that, pursuant to the authority expressly granted to and vested in the Board of Directors of this Corporation by Article 4 of the Certificate of Incorporation of the Corporation and pursuant to Section 151 of the General Corporation Law of the State of Delaware, said Board of Directors hereby creates and establishes and authorizes the issuance of a first series of the Preferred Stock of the Corporation, such first series to consist of Four Thousand Five Hundred (4,500) shares of the Corporation's authorized and unissued Preferred Stock, each share having a par value of $0.01, and said Board of Directors hereby fixes the designation and the powers, preferences and rights, and the qualifications, limitations or restrictions of the shares of such series as follows:

        (a)  Designation of Series.

        The designation of the series of Preferred Stock created by this resolution shall be "Series A Cumulative 8% Preferred Stock" (the "Series A Preferred Stock").

        (b) Dividends on Preferred Stock. The holders of the Series A Preferred Stock shall be entitled to receive, as and when declared by the Board of Directors, out of the funds and other assets of the Corporation legally available therefor, and the Corporation shall be bound to pay thereon, preferential dividends at an annual rate of eight hundred dollars ($800) per whole share and the pro rata portion of $800 with respect to any fractional share, payable annually on July 1 in each year, commencing July 1, 1991 (each such date being hereinafter referred to as a "Dividend Payment Date"), by issuing additional Series A Preferred Stock at a value of $10,000 per whole share ("Secondary Securities") to holders of record at the close of the final business day of the month immediately preceding the Dividend Payment Date. The Corporation may, in its sole discretion, pay in cash all or any of the dividend due on any Dividend Payment Date in lieu of issuing Secondary Securities. Each issuance of Secondary Securities shall be made pro rata with respect to the outstanding aggregate Series A Preferred Stock held by each holder thereof. Dividends upon the Series A Preferred Stock shall be cumulative from the date of the issuance of the Series A Preferred Stock (whether or not in any year there shall be assets of the Corporation legally available for the payment of such dividends), so that if, at any time, dividends upon the outstanding Series A Preferred Stock shall not have been paid or declared and a sum sufficient for the payment thereof set apart for such payment, the amount of the deficiency shall be fully paid, in Secondary Securities or at the Corporation's option in cash, but without interest, or dividends in such amount declared and a sum sufficient for the payment thereof set apart for such payment, before any sum or sums shall be paid or set aside pursuant to any class or series of stock ranking junior to the Series A Preferred Stock as to dividends.

        All dividends on the Series A Preferred Stock for any year and on any class or series of stock ranking on a parity with the Series A Preferred Stock as to dividends shall be declared or created pro rata so that the amounts of dividends per share for such year on the Series A Preferred Stock and on any class or series of stock ranking on a parity with the Series A Preferred Stock as to dividends that were declared during such year shall in all cases bear to each other the same proportions that the respective dividend rates of such stock for such year bear to each other.

        For the purposes of this resolution, unless otherwise specified, the phrase "set apart for payment," in respect of the payment of dividends, shall not be construed as requiring deposit of any funds in trust or in any special account, but shall merely mean that, out of the funds available for the payment of dividends, a sum sufficient for the payment of dividends on the Series A Preferred Stock shall be reserved by appropriate notation on the books of the Corporation.

        (c) Redemption of Preferred Stock. The Corporation may at any time, or from time to time, as shall be permitted under the laws of Delaware, redeem the whole or any part of the Series A Preferred Stock by paying therefor Ten Thousand Dollars ($10,000.00) per whole share and the pro rata portion of $10,000.00 for any fractional share, and all then accrued unpaid dividends thereon through the date fixed for such redemption.

        In order to facilitate the redemption of any shares of Series A Preferred Stock that may be chosen for redemption as provided in this Section
(c), the Board of Directors shall be authorized to exercise its discretion to cause the transfer books of the Corporation to be closed as to such shares not more than 20 days prior to the designated redemption date. Written notice of redemption shall be mailed to the registered holders of Series A Preferred Stock at least 5, but not more than 20, days prior to the designated redemption date. Any notice mailed in the manner prescribed by the Board of Directors to the holder at his or her address, as the same shall appear on the books of the Corporation, shall be conclusively presumed to have been given, whether or not the holder receives the notice. If less than all of the outstanding Series A Preferred Stock is to be redeemed, the redemption shall be made pro rata. From and after the date fixed in any such notice as the date of redemption, all dividends on the Series A Preferred Stock called for redemption shall cease to accrue and all rights of the holders thereof as stockholders of the Corporation, except the right to receive the redemption price, shall cease and terminate; provided, however, that if the Corporation defaults in or delays in the payment of the redemption price, dividends on the Series A Preferred Stock shall continue to accrue and be added to the redemption price as computed above until payment is made in full.

        Any dividends which have accrued on the Series A Preferred Stock, but have not been paid to the holders thereof, shall be paid on the date of redemption.

        Any stock so redeemed or purchased for retirement as aforesasid under this section shall be cancelled and shall not be reissued and the authorized capital stock shall be reduced by the amount of Series A Preferred Stock so redeemed or purchased and such stock shall be retired from time to time in the manner provided by law.

      (d) Priority of the Series A Preferred Stock in the Event of Dissolution. The Series A Preferred Stock shall be preferred over the Common Stock of the Corporation and any class or series of stock ranking junior to the Series A Preferred Stock as to assets in the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, and, in that event, the holders of the Series A Preferred Stock shall be entitled to receive, out of the assets of the Corporation available for distribution to its stockholders, Ten Thousand Dollars ($10,000.00) per whole share held by them and the pro rata portion of $10,000.00 for any fractional share, together with the amount equal to all dividends accrued and unpaid thereon to the date of final distribution, before any distribution of the assets shall be made to the holders of the Common Stock of the Corporation or any other class or series of stock ranking junior to the Series A Preferred Stock as to distribution of assets. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, after payment shall have been made in full on the Series A Preferred Stock as provided in the preceding

           (e) Limitations and Voting Rights.

               1. So long as any shares of the Series A Preferred Stock of the Corporation shall be outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the aggregate number of the then outstanding shares of Series A Preferred Stock voting as a separate class, and, if required, the affirmative vote of any other series of preferred stock ranking, as to payment of dividends and distribution of assets, on a parity with the Series A Preferred Stock, if any (such stock and the Series A Preferred Stock sometimes collectively referred to herein as "Parity Preferred Stock"): (A) alter or change the powers, preferences or rights given to the holders of any of the Parity Preferred Stock, or (B) authorize, create or issue any class of stock ranking, either as to payment of dividends or distribution of assets or redemption, senior to, or on a parity with, any of the Parity Preferred Stock, or (C) authorize the merger or consolidation of the Corporation if the effect of such merger or consolidation would be to alter or change the powers, preferences or rights given to the holders of any of the Parity Preferred Stock so as to materially alter any of the Parity Preferred Stock or to authorize, create or issue any class of stock ranking, either as to payment of dividends or redemption or distribution of assets, senior to, or on a parity with the Parity

        Preferred Stock, or (D) sell, lease, convey, transfer or otherwise dispose of all or substantially all of the Corporation's property or assets, or (E) voluntarily liquidate or dissolve, or (F) merge with another corporation in a manner in which this Corporation is not the surviving corporation.

        So long as any shares of the Series A Preferred Stock of the Corporation shall be outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the aggregate number of the then outstanding shares of Series A Preferred Stock voting as a separate class increase the authorized amount of Series A Preferred Stock beyond 4,500 shares.

        Otherwise, and except as provided by the General Corporation Law of the State of Delaware, as amended, nothing contained in this Section (e) shall require any vote or consent of the holders of the shares of Parity Preferred Stock in connection with the authorization or issuance of any one or more additional series of preferred stock or any other class of capital stock of the Corporation.

        If the Board of Directors of the Corporation proposes to alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect the holders thereof in any manner whatsoever, but shall not so affect all of the Parity Preferred Stock, then only the approval of the holders of a majority of the Series A
    Preferred Stock then outstanding shall be required.

                2. Other than as specifically provided in this Section (e) or as may be provided by law, holders of the Parity Preferred Stock shall not be entitled to vote in any election of directors or on any matter which may come before the holders of Common Stock at a regular or special meeting of stockholders.

                (f) PREEMPTIVE RIGHTS. No holder of shares of Series A Preferred Stock, as such, shall be entitled as a matter of right to subscribe for or purchase any part of any new or additional issue of shares, or securities convertible into shares of any kind whatsoever, whether now or hereafter authorized, and whether issued for cash, property, services, by way of dividends, or otherwise.

                IN WITNESS WHEREOF, AGCO HOLDING CORPORATION has caused this Certificate to be executed by Scott I. Oakford, its Vice President, and attested to by David R. Lindskog, its Secretary, this 26th day of April, 1991.

                                        AGCO HOLDING CORPORATION


ATTEST:                                 By: /s/ Scott Oakford
                                           -------------------
                                            Scott I. Oakford

By: /s/
    ------------------------

                              STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                               ---------------

     I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "AGCO HOLDING CORPORATION", FILED IN THIS OFFICE ON THE TWENTY-SECOND DAY OF APRIL, A.D. 1991, AT 12:45 O'CLOCK P.M.


                                        /s/ William T. Quillen
                                        ---------------------------------------
                                        William T. Quillen, Secretary of State


                                        AUTHENTICATION:  7159098
2260741 8100
                                                  DATE:  06-23-94
944114283

                         CERTIFICATE OF INCORPORATION

                                      OF

                           AGCO HOLDING CORPORATION

        The undersigned, in order to form a corporation pursuant to the provisions of the General Corporation Law of Delaware, does hereby certify as follows:

        1.  The name of the corporation is AGCO Holding Corporation.

        2. The address of the corporation's registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, and the name of the registered agent thereat is The Corporation Trust Company.

        3. The nature of the business of the corporation and the purposes to be conducted or promoted by it are as follows:

                (a) To acquire all or any part of the stock or other securities, goodwill, rights, property or assets of any kind and to undertake or assume all or any part of the obligations or liabilities of any corporation, association, partnership, syndicate, entity, or person located in or organized under the laws of any state, territory or possession of the United States of America or any foreign country, and to pay for the same in cash, stock, bonds, debentures, notes, or other securities, secured or unsecured, of this or any other corporation or otherwise, in any manner permitted by law, and to conduct in any lawful manner all or any part of any business so acquired.

                (b) To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

        4. The total number of shares of all classes of stock which the corporation is authorized to issue is 11,000 shares; of which 9,000 shares, having a par value of $.01 per share, will be Preferred Stock and 2,000 shares, having a par value of $.01 per share, will be Common Stock.

        The designations and the powers, preferences and rights and the qualifications, limitations or restrictions in respect of the shares of each class of stock will be as follows:

        (a) Voting Rights. The holders of the Common Stock shall have the exclusive voting power for all purposes and the holders of the Preferred Stock shall have no voting rights or voice whatsoever in the affairs or management of the corporation or the right to notice of any meeting of stockholders, except as may be set forth in the resolution or resolutions of the Board of Directors referred to in Section 4(b) below, or as specifically required by law. The amount of the authorized Preferred Stock may be increased or decreased solely by the affirmative vote of a majority of the outstanding shares of Common Stock.

        On all matters to be voted or acted upon by the stockholders, each holder of the Common Stock will be entitled to one vote for each share of such stock held of record in the holder's name on the books of the corporation at the time determined according to law.

        (b) Terms of Preferred Stock. Except as otherwise provided herein or by law, the Board of Directors of the corporation is expressly authorized to provide for the issuance of all or any shares of Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights, and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series and as may be permitted by the General Corporation Law of the State of Delaware, including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such time, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the corporation at such price or prices or at such rates of exchange and with such adjustments, all as may be stated in such resolution or resolutions.

        IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of April, 1991.


                                        /s/ Susan A. Keller
                                ------------------------------------
                                           Sole Incorporator



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